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                                                                   EXHIBIT 10.16

               FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

     THIS FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, dated this 22nd day of May 2001, is entered into by and among NITROMED, INC., a Delaware corporation (the "Corporation"), those Stockholders of the Corporation listed on
SCHEDULE 1 hereto (hereinafter referred to collectively as the "Investors"), those individuals listed on SCHEDULE 2 hereto (the "Management Holders"), and The Brigham and Women's Hospital, Inc. ("BWH"). It is expressly agreed among the parties that (i) BWH shall have no rights, liabilities or responsibilities whatsoever under Sections 2.2, 2.4 through 2.14, 3.1 through 3.4, 3.6 and 5.1 through 5.5 hereof and (ii) the Management Holders shall have no rights, liabilities or responsibilities whatsoever under Sections 2, 3.1 through 3.4,
3.6 and 5 hereof.

                              W I T N E S S E T H:

     WHEREAS, The Corporation has previously entered into a Third Amended and Restated Stockholders' Agreement dated as of May 17, 1999, as amended from time to time, (the "Old Stockholders' Agreement") with holders of the Corporation's Series A Convertible Preferred Stock (the "Series A Investors"), holders of the Corporation's Series B Convertible Preferred Stock (the "Series B Investors"), holders of the Corporation's Series C Convertible Preferred Stock (the "Series C Investors"), holders of the Corporation's Series D Convertible Preferred Stock (the "Series D Investors"), the individuals listed on Schedule 2 thereto and, with respect to certain provisions, BWH; and

     WHEREAS, the Corporation has authorized a new series of Preferred Stock to be designated "Series E Convertible Preferred Stock," par value $.01 per share ("Series E Preferred Stock"); and

     WHEREAS, the Corporation is entering into a Series E Convertible Preferred Stock Purchase Agreement dated the date hereof in connection with which the Corporation has agreed to sell shares of its Series E Preferred Stock to certain investors (the "Series E Investors"), and the Corporation desires to grant to the Series E Investors certain registration, preemptive and other rights with respect to such Series E Preferred Stock; and

     WHEREAS, the Corporation, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Management Holders and BWH believe it to be in their mutual best interests that the Old Stockholders' Agreement be amended and restated in its entirety in order to accommodate the creation of the Series E Preferred Stock and the rights to be granted to the Series E Investors.

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings of the Corporation and the Investors hereunder, the parties hereto do hereby agree as follows:

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     SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

     BOARD shall mean the Board of Directors of the Corporation.

     BUDGET shall have the meaning set forth in Section 2.8 hereof.

     BU WARRANT shall mean collectively (i) the Series B Preferred Stock Purchase Warrant, to purchase 412,500 Series B Preferred Shares, issued on April 11, 1996 by the Corporation to Trustees of Boston University; (ii) the Series B Preferred Stock Purchase Warrant, to purchase 41,250 Series B Preferred Shares, issued on September 30, 1996 by the Corporation to Trustees of Boston University; and (iii) the Series B Preferred Stock Purchase Warrant, to purchase 41,250 Series B Preferred Shares, issued on April 7, 1997 by the Corporation to Trustees of Boston University.

     BWH shall mean The Brigham and Women's Hospital, Inc.

     BWH SECURITIES shall have the meaning set forth in Section 2.3(a) hereof.

     CERTIFICATE shall mean the Fifth Restated Certificate of Incorporation of the Corporation.

     COMMISSION shall mean the U.S. Securities and Exchange Commission.

     COMMON STOCK shall mean the Common Stock, par value $.01 per share, of the Corporation.

     ENVIRONMENTAL LAWS shall mean all applicable federal, state, foreign and local laws, ordinances, rules and regulations that regulate, fix liability for, or otherwise relate to, the handling, use (including use in industrial processes, in construction, as building materials, or otherwise), storage and disposal of hazardous and toxic wastes and substances, and to the discharge, leakage, presence, migration, threatened release or release (whether by disposal, a discharge into any water source or system or into the air, or otherwise) of any pollutant or effluent or otherwise related to pollution or the protection of human health, the environment or wildlife. Without limiting the preceding sentence, the term "Environmental Laws" shall specifically include the following federal and state laws, as amended:

                                     FEDERAL

               Comprehensive Environmental Response,
               Compensation and Liability Act of 1980, 42 U.S.C.
               9601 ET SEQ.;

               Resource Conservation and Recovery Act of 1976,
               42 U.S.C. 6901 ET SEQ.;

               Federal Water Pollution Control Act, 33 U.S.C.
               1251 ET SEQ.; and

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               Clean Air Act, 42 U.S.C. 7401 ET SEQ.

                                      STATE

                      MASSACHUSETTS ENVIRONMENTAL STATUTES

               Massachusetts Clean Waters Act, Mass. Gen. L.
               Ch. 21, Section 26, ET SEQ., and regulations thereto;

               Massachusetts Solid Waste Disposal Laws, Mass.
               Gen. L. Ch. 16, Section 18, ET SEQ., and Ch. 111,
               Section 105A, and regulations thereto;

               Massachusetts Oil and Hazardous Materials Release
               Prevention and Response Act, Mass. Gen. L., Ch.
               21E, Section 1, ET SEQ., and regulations thereto;

               Massachusetts Solid Waste Facilities Law, Mass.
               Gen. L., Ch. 21H, Section 1, ET SEQ., and regulations thereto;

               Massachusetts Toxic Use Reduction Act, Mass.
               Gen. L., Ch. 211, Section 1, ET SEQ., and regulations thereto;

               Massachusetts Litter Control Laws, Mass. Gen. L.
               Ch. 111, Section 150A, ET SEQ., and regulations thereto;

               Massachusetts Wetlands Protection Laws, Mass.
               Gen. L., Ch. 130, Section 105, ET SEQ., and regulations thereto;

               Massachusetts Environmental Air Pollution Control
               Law, Mass. Gen. L., Ch. 101, Section 2B, ET SEQ., and regulations thereto;

               Massachusetts Environmental Policy Act, Mass.
               Gen. L. 30, Section 61, ET SEQ., and regulations thereto; and

               Massachusetts Hazardous Waste Laws, Mass. Gen. L.
               Ch. 21C, Section 1, ET SEQ., and regulations thereto.

     EQUITY PERCENTAGE shall mean, as to any Investor, that percentage figure which expresses the ratio that (a) the number of shares of issued and outstanding Common Stock then owned by such Investor bears to (b) the aggregate number of shares of issued and outstanding Common

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Stock then owned by all Investors. For purposes solely of the computation set forth in clauses (a) and (b) above, all issued and outstanding securities held by the Investors that are convertible into or exercisable or exchangeable for shares of Common Stock (including any issued and issuable shares of Preferred Stock) or for any such convertible, exercisable or exchangeable securities, shall be treated as having been so converted, exercised or exchanged at the rate or price at which such securities are convertible, exercisable or exchangeable for shares of Common Stock in effect at the time in question (which, for purposes of Section 2.3 of this Agreement, shall be at the time of delivery by the Corporation of the notice of the Offer contemplated by Section 2.3(b)), whether or not such securities are at such time immediately convertible, exercisable or exchangeable.

     EQUITY PERCENTAGE SECURITIES shall have the meaning set forth in Section 2.3(a) hereof.

     EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

     EXCHANGE ACT REGISTRATION STATEMENT shall have the meaning set forth in
Section 2.5 hereof.

     EXCESS SECURITIES shall have the meaning set forth in Section 2.3(d) hereof.

     EXCESS SECURITIES NOTICE shall have the meaning set forth in Section 2.3(d) hereof.

     EXCESS SECURITIES PERIOD shall have the meaning set forth in Section 2.3(d) hereof.

     EXCLUDED FORMS shall have the meaning given such term in Section 3.5 hereof.

     EXCLUDED SECURITIES shall mean, collectively:

          (i)   the Reserved Shares;

          (ii) Common Stock issued or issuable to officers, directors or employees of or consultants or independent contractors to the Corporation, pursuant to any written agreement, plan or arrangement, including pursuant to any options granted under the 1993 Equity Incentive Plan of the Corporation (the "1993 Equity Incentive Plan"), to purchase, or rights to subscribe for, such Common Stock, that is set forth on Schedule 5.2 of the Series E Stock Purchase Agreement or that has been approved in form and in substance by the holders of a majority of the combined voting power of the Series Preferred Shares then outstanding, calculated in accordance with Section A.6(a) of Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such holders), and which, as a condition precedent to the issuance of such shares, provides for the vesting of such shares and subjects such shares to restrictions on transfers and rights of first offer in favor of the Corporation that have been approved by the holders of a majority of the combined voting power of the Series Preferred Shares then outstanding, calculated in accordance with Section A.6(a) of Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such holders), (collectively, the "Required Terms"), unless any of such Required Terms are waived by holders at least a majority of the voting power of the Series Preferred Shares then outstanding (determined as set forth in Section A.6(a) of the Certificate); PROVIDED, HOWEVER, that the

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maximum number of shares of Common Stock hereafter issuable pursuant to the 1993
Equity Incentive Plan and all such agreements, plans and arrangements shall not exceed 2,288,200 shares (subject to adjustment as required to comply with any anti-dilution rights set forth in any such agreement, plan or arrangement);

          (iii) Common Stock issued as a stock dividend payable in shares of Common Stock, or capital stock of any class issuable upon any subdivision, recombination, split-up or reverse stock split of all the outstanding shares of such class of capital stock of the Corporation;

          (iv) any securities issued pursuant to the acquisition by the Corporation of any other corporation, partnership, joint venture, trust or other entity by any merger, stock acquisition, reorganization, purchase of substantially all assets or otherwise in which the Corporation, or its stockholders of record immediately prior to the effective date of such transaction, directly or indirectly, own at least a majority of the voting power of the acquired entity or the resulting entity after such transaction; and

          (v) any shares of Common Stock, Preferred Stock or any other security convertible into or exercisable or exchangeable for Common Stock or Preferred Stock issued to banks or leasing companies in order to obtain financing or to secure leases of equipment; and

          (vi) a maximum of 516,364 shares of Common Stock (subject to adjustment) issued or issuable upon the exercise of the 1994 Bridge Warrants, 1995 Bridge Warrants, 1996 Bridge Warrants and the 1994 Capital Support Warrants;

     GROUP shall mean: (i) as to an Investor that is a limited partnership: (A) any and all of the venture capital limited partnerships now existing or hereafter formed that are affiliated with or under common control with one or more of the general partners or one or more general partners of the general partner of such Investor and any predecessor or successor thereto, (B) any limited partner of such Investor, and (C) in the case of an HCV Fund, the HCV Group; (ii) as to any Investor that is a trust, any grantor or beneficiary thereof, or any other trust, corporate entity or partnership under common control with such trust; and (iii) as to any Investor, any other Investor.

     HAZARDOUS MATERIALS shall include without limitation, any flammable explosives, petroleum products, petroleum byproducts, radioactive materials, hazardous wastes, hazardous substances, toxic substances or other similar materials regulated by Environmental Laws.

     HCV FUND shall mean any of HCV I, HCV II, HCV III, HCV IV, HCV V or HCV VI.

     HCV GROUP shall mean, collectively, (i) any HCV Fund, (ii) any venture capital limited partnership now existing or hereafter formed which is affiliated with or under common control with one or more general partners of any general partner of an HCV Fund; (iii) any limited partners or affiliates of an HCV Fund; and (iv) any successors or assigns of any of the foregoing persons.

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     HCV I shall mean HealthCare Ventures I, L.P., a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV I under this Agreement.

     HCV II shall mean HealthCare Ventures II, L.P., a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV II under this Agreement.

     HCV III shall mean HealthCare Ventures III, L.P., a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV III under this Agreement.

     HCV IV shall mean HealthCare Ventures IV, L.P., a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV IV under this Agreement.

     HCV V shall mean HealthCare Ventures V, L.P., a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV V under this Agreement.

     HCV VI shall mean HealthCare Ventures VI, L.P., a Delaware limited partnership, including any successor thereto or any assignee of the interest, in whole or in part, of HCV VI under this Agreement.

     INCENTIVE SHARES shall mean a maximum of 2,288,200 shares of Common Stock duly reserved for issuance in connection with options available under the 1993 Equity Incentive Plan.

     INITIAL PUBLIC OFFERING shall mean a firm commitment underwritten public offering of Common Stock of the Corporation registered under the Securities Act, pursuant to which (a) Common Stock is offered to the public at a price of at least $14.4074 per share (subject to adjustment to reflect stock splits, stock dividends, stock combinations and like occurrences), and (b) the net proceeds to the Corporation are at least $15,000,000.

     INVESTORS shall mean severally, but not jointly and severally (i) each of the persons listed on Schedule 1 hereto and (ii) Trustees of Boston University at such time as Trustees of Boston University shall have exercised the BU Warrants and received shares of the Corporation's Series B Preferred Stock.

     MAJOR INVESTOR shall mean each Investor that holds at least 100,000 Series Preferred Shares.

     MANAGEMENT HOLDERS shall mean the individuals listed on Schedule 2 hereto.

     NOTICE OF ACCEPTANCE shall have the meaning set forth in Section 2.3(c) hereof.

     OFFER shall have the meaning set forth in Section 2.3(b) hereof.

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     OFFERED SECURITIES shall mean, except for Excluded Securities, (i) any shares of Common Stock, Preferred Stock or any other equity security of the Corporation, (ii) any debt security or capitalized lease with any equity feature with respect to the Corporation, or (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security, debt security or capitalized lease.

     OTHER SHARES shall have the meaning set forth in Section 3.5(e) hereof.

     PREFERRED STOCK shall mean the Preferred Stock, par value $.01 per share, of the Corporation.

     PREFERRED STOCKHOLDERS shall mean, collectively, all holders of shares of Preferred Stock of the Corporation.

     PROPERTY shall include, without limitation, land, buildings and laboratory facilities owned or leased by the Corporation or as to which the Corporation now has any duties, responsibilities (for clean-up, remedy or otherwise) or liabilities under any Environmental Laws, or as to which the Corporation or any subsidiary of the Corporation may have such duties, responsibilities or liabilities because of past acts or omissions of the Corporation or any such subsidiary or their predecessors, or because the Corporation or any such subsidiary or their predecessors in the past was such an owner or operator of, or bore some other relationship with, such land, buildings and/or laboratory facilities.

     REFUSED SECURITIES shall have the meaning set forth in Section 2.3(f) hereof.

     RESERVED SHARES shall collectively mean the shares of Common Stock reserved by the Corporation for issuance upon the conversion of the Series Preferred Shares or upon exercise of the Incentive Shares.

     RESTRICTED SECURITIES shall mean: (i) any of the Series Preferred Shares and the Common Stock issued or issuable upon the conversion of the Series Preferred Shares, all shares of Common Stock issued or issuable in respect thereof by way of stock splits, stock dividends, stock combinations, recapitalizations or like occurrences, and any other shares of Common Stock or other securities of the Corporation which may be issued hereafter to any of the Investors or any member of their Group which are convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, other classes or series of Convertible Preferred Stock, warrants, options or other rights to purchase Common Stock or convertible debentures or other convertible debt Securities) and the Common Stock issued or issuable upon such conversion or exercise of such other securities, which have not been sold (a) in connection with an effective registration statement filed pursuant to the Securities Act, or (b) pursuant to Rule 144 or Rule 144A promulgated by the Commission under the Securities Act; and (ii) solely for the purpose of Sections 3.5, 3.7, 3.8, 3.9,
3.10 and 4 hereof, any shares of Common Stock issued to BWH or to the Management Holders, and all shares of Common Stock issued or issuable in respect thereof by way of stock splits, stock dividends, stock combinations, recapitalizations or like occurrences, which have not been sold (a) in connection with an effective registration

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statement filed pursuant to the Securities Act, or (b) pursuant to Rule 144 or
Rule 144A promulgated by the Commission under the Securities Act.

     RESTRICTED SHARES shall mean the shares of Common Stock issued or issuable upon the conversion or exchange of the Restricted Securities or otherwise constituting a portion of the Restricted Securities.

     SECURITIES ACT shall mean the Securities Act of 1933, as amended.

     SERIES A PREFERRED SHARES shall mean shares of Series A Preferred Stock issued or issuable pursuant to the Series A Stock Purchase Agreement.

     SERIES A PREFERRED STOCK shall mean Series A Convertible Preferred Stock, par value $.01 per share, of the Corporation.

     SERIES A STOCK PURCHASE AGREEMENT shall mean the Convertible Preferred Stock Purchase Agreement, dated December 3, 1993, among the Corporation and the Series A Investors listed on Schedule 1 thereto.

     SERIES B PREFERRED SHARES shall mean shares of Series B Preferred Stock issued or issuable pursuant to (i) the Series B Stock Purchase Agreements and
(ii) the BU Warrant.

     SERIES B PREFERRED STOCK shall mean Series B Convertible Preferred Stock, par value $.01 per share, of the Corporation.

     SERIES B STOCK PURCHASE AGREEMENTS shall mean (i) the Series B Convertible Preferred Stock Purchase Agreement dated June 20, 1995 among the Corporation and the Series B Investors listed on Schedule 1 thereto and (ii) the Series B Convertible Preferred Stock Purchase Agreement dated April 4, 1997 between the Corporation and the Series B Investors listed on Schedule 1 thereto.

     SERIES C PREFERRED SHARES shall mean shares of Series C Preferred Stock issued or issuable pursuant to the Series C Stock Purchase Agreement.

     SERIES C PREFERRED STOCK shall mean Series C Convertible Preferred Stock, par value $.01 per share, of the Corporation.

     SERIES C STOCK PURCHASE AGREEMENT shall mean the Series C Convertible Preferred Stock Purchase Agreement, dated December 31, 1997, among the Corporation and the Series C Investors listed on Schedule I thereto.

     SERIES D PREFERRED SHARES shall mean shares of Series D Preferred Stock issued or issuable pursuant to the Series D Stock Purchase Agreement.

     SERIES D PREFERRED STOCK shall mean Series D Convertible Preferred Stock, par value $.01 per share, of the Corporation.

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     SERIES D STOCK PURCHASE AGREEMENT shall mean the Series D Convertible
Preferred Stock Purchase Agreement, dated May 17, 1999, among the Corporation and the Series D Investors listed on Schedule I thereto.

     SERIES E PREFERRED SHARES shall mean shares of Series E Preferred Stock issued or issuable pursuant to the Series E Stock Purchase Agreement.

     SERIES E PREFERRED STOCK shall mean Series E Convertible Preferred Stock, par value $.01 per share, of the Corporation.

     SERIES E STOCK PURCHASE AGREEMENT shall mean the Series E Convertible Preferred Stock Purchase Agreement, dated May 22, 2001, as it may be amended from time to time, among the Corporation and the Series E Investors listed on
Schedule 1 thereto.

     SERIES PREFERRED SHARES shall mean collectively the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares.

     STOCKHOLDERS shall mean all holders of capital stock of the Corporation.

     TARGET MONTH shall have the meaning set forth in Section 2.7(a) hereof.

     30-DAY PERIOD shall have the meaning set forth in Section 2.3(b) hereof.

     TRANSFER shall include any disposition of any Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

     1994 BRIDGE WARRANTS shall mean (i) the Common Stock Purchase Warrants issued on or after July 27, 1994, to the persons or entities listed on the signature page to the Credit Agreement (the "July Lenders"), in connection with the execution and delivery of the Credit Agreement, dated July 27, 1994, among the Corporation and the July Lenders and (ii) the Common Stock Purchase Warrants issued on or after December 20, 1994, to the persons or entities listed on the signature page to the Credit Agreement (the "December Lenders"), in connection with the execution and delivery of the Credit Agreement dated December 20, 1994, among the Corporation and the December Lenders.

     1995 BRIDGE WARRANTS shall mean the Common Stock Purchase Warrants to be issued on or after June 20, 1995, to the persons or entities listed on the signature page to the Credit Agreement (the "June 1995 Lenders"), in connection with the execution and delivery of the Credit Agreement, dated June 20, 1995, among the Corporation and the June 1995 Lenders.

     1996 BRIDGE WARRANTS shall mean (i) the Common Stock Purchase Warrants to be issued on or after January 10, 1996, and on or before June 30, 1996, in connection with the execution and delivery of one or more Credit Agreements, dated on or after January 10, 1996, but on or before June 30, 1996, among the Corporation and the parties signatory thereto and (ii) the Common Stock Purchase Warrants to be issued on or after September 30, 1996, and on or before February 28, 1997, in connection with the execution and delivery of one or more Credit

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Agreements, dated on or after September 30, 1996, but on or before February 28,
1997, among the Corporation and the parties signatory thereto.

     1994 CAPITAL SUPPORT WARRANTS shall mean the Common Stock Purchase Warrants issued to certain Investors in connection with the provision of a letter by each such Investor to the Company's independent accountants committing to fund the Company's cash flow requirements (up to a fixed amount) for the period ending December 31, 1994.

     SECTION 2. CERTAIN COVENANTS OF THE CORPORATION.

          2.1 MEETINGS OF THE BOARD OF DIRECTORS. The Corporation shall call, and use its best efforts to have, regular meetings of the Board not less often than quarterly. The Corporation shall pay all reasonable and appropriately documented travel expenses and other out-of-pocket expenses incurred by directors who are not employed by the Corporation in connection with attendance at meetings to transact the business of the Corporation or attendance at meetings of the Board or any committee thereof.

          2.2 RESERVATION OF SHARES OF COMMON STOCK AND PREFERRED STOCK. The Corporation shall at all times have authorized and reserved out of its authorized but unissued shares of Common Stock, a sufficient number of shares of Common Stock to provide for the conversion of the Series Preferred Shares. Neither the issuance of the Series Preferred Shares nor the shares of Common Stock issuable upon the conversion of the Series Preferred Shares shall be subject to a preemptive right of any other Stockholder.

          2.3   RIGHT OF FIRST REFUSAL.

                (a) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities unless in each case the Corporation shall have first offered to sell to the Investors all of such Offered Securities, less only such number of shares, in any venture capital round of financing, that shall be offered to BWH (on the same terms, including but not limited to the price per share, that such Offered Securities are offered to all other Investors) in order to enable BWH to maintain its percentage ownership in the Corporation that exists immediately prior to such venture capital round of financing (the "BWH Securities"), on the terms set forth herein (as to all Investors, collectively, and in the aggregate, the "Equity Percentage Securities"). Each Investor shall be entitled to purchase up to its Equity Percentage of the Equity Percentage Securities. Each Investor may delegate its rights and obligations with respect to such Offer to one or more members of its Group, which members shall thereafter be deemed to be "Investors" for the purpose of applying this Section
2.3 to such Offer.

                (b) The Corporation shall deliver to each Investor written notice of the offer to sell to such Investor its Equity Percentage of the Equity Percentage Securities, and to BWH written notice of the offer to sell to BWH the BWH Securities, specifying the price and terms and conditions of the offer (each, an "Offer"). The Offer by its terms shall remain open and irrevocable for a period of 30 days from the date of its delivery to such Investor or BWH, as

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the case may be (the "30-Day Period"), subject to extension solely with respect to the Investors to include the Excess Securities Period (as such term is hereinafter defined).

                (c) Each Investor and BWH shall evidence its intention to accept its Offer by delivering a written notice signed by the Investor or BWH, as the case may be, setting forth the number of shares of the Equity Percentage Securities or the BWH Securities that the Investor or BWH, respectively, elects to purchase (the "Notice of Acceptance"). The Notice of Acceptance must be delivered to the Corporation prior to the end of the 30-Day Period.

                (d) If any Investor fails to exercise its right hereunder to purchase all of its Equity Percentage of the Equity Percentage Securities, or if BWH fails to exercise its right to purchase all of the BWH Securities, the Corporation shall so notify the other Investors in a written notice (the "Excess Securities Notice") . The Excess Securities Notice shall be given by the Corporation promptly after it learns of the intentions of (i) all Investors with respect to the purchase by each such Investor of less than all of its Equity Percentage of the Equity Percentage Securities, or (ii) of BWH to purchase less than all of the BWH Securities, but in no event later than ten (10) days after the expiration of the 30-Day Period. The Investors who or which have agreed to purchase their Equity Percentage of the Equity Percentage Securities shall have the right to purchase the portion of the Equity Percentage Securities not purchased by such Investor and the portion of the BWH Securities not purchased by BWH (the "Excess Securities"), on a PRO RATA basis (as to each Investor, calculated with respect to a percentage figure which expresses the ratio that the number of shares of issued and outstanding Common Stock, on a fully diluted basis, then owned by such Investor who or which has agreed to purchase its Equity Percentage of the Offered Securities bears to the aggregate number of shares of issued and outstanding Common Stock then owned by all Investors, on a fully diluted basis, who or which have agreed to purchase their Equity Percentage of the Offered Securities), by giving notice within ten (10) days after receipt of the Excess Securities Notice from the Corporation. The twenty
(20) day period during which (i) the Corporation must give the Excess Securities Notice to the other Investors, and (ii) each of the other Investors must give the Corporation notice of its intention to purchase all or any portion of its PRO RATA share of the its Excess Securities, is hereinafter referred to as the "Excess Securities Period."

                (e) If the Investors and BWH tender their Notices of Acceptance prior to the end of the 30-Day Period indicating their intention to purchase all of the Offered Securities or, if prior to the termination of the Excess Securities Period, the Investors tender Excess Securities Notices to purchase all of the Excess Securities, the Corporation shall schedule a closing of the sale of all such Offered Securities. Upon the closing of the sale of the Offered Securities to be purchased by the Investors, and subject to the closing of the BWH Securities to be purchased by BWH, each Investor shall (i) purchase from the Corporation that portion of the Equity Percentage Securities and the Excess Securities for which it tendered a Notice of Acceptance and an Excess Securities Notice, if applicable, upon the terms Specified in the Offer, and (ii) execute and deliver an agreement further restricting transfer of such Equity Percentage Securities substantially as set forth in Section 3.1, 3.2 and 3.3 of this Agreement. In addition, with respect to the Offered Securities being purchased by the Investors, the Corporation shall provide each such Investor with the rights and benefits set forth in this Agreement. Upon the closing of the sale of the BWH Securities to be purchased by BWH, BWH shall (i) purchase

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from the Corporation that portion of the BWH Securities for which it tendered a
Notice of Acceptance upon the terms specified in the Offer, and (ii) execute and deliver an agreement further restricting transfer of such BWH Securities substantially as set forth in Section 6 of the Stock Restriction Agreement dated as of the date hereof between the Corporation and BWH. The obligation of the Investors and BWH to purchase such Offered Securities is further conditioned upon the preparation of a purchase agreement embodying the terms of the Offer, which shall be reasonably satisfactory in form and substance to such Investors, BWH and counsel for each of the Investors and BWH.

                (f) If the Investors and BWH do not tender their Notices of Acceptance prior to the end of the 30-Day Period, or if prior to the termination of the Excess Securities Period, the Investors tender Excess Securities Notices to purchase less than all of the Excess Securities, the Corporation shall have ninety (90) days from the expiration of the 30-Day Period, or the Excess Securities Period, if applicable, to sell the Offered Securities (including the Excess Securities) refused by the Investors (the "Refused Securities") to any other person or persons, but only upon terms and conditions which are in all material respects (including, without limitation, price and interest rate) no more favorable to such other person or persons, and no less favorable to the Corporation, than those set forth in the Offer. Upon and subject to the closing of the sale of all of the Refused Securities (which shall include full payment to the Corporation), each Investor and BWH, as the case may be, shall (i) purchase from the Corporation those Offered Securities (including, with respect to the Investors, the Excess Securities) for which it tendered a Notice of Acceptance and an Excess Securities Notice, if applicable, upon the terms specified in the Offer, and (ii) execute and deliver an agreement restricting transfer of such Offered Securities (including the Excess Securities) substantially as set forth in Sections 3.1, 3.2 and 3.3 of this Agreement. In addition, with respect to the Offered Securities being purchased by the Investors, the Corporation shall provide each such Investor with the rights and benefits set forth in this Agreement. The Corporation agrees, as a condition precedent to accepting payment for and making delivery of any Refused Securities to any executive officer, employee, consultant or independent contractor of or to the Corporation, or to any other person, to have each and every such person execute and deliver a Stock Restriction Agreement substantially in the form attached hereto as EXHIBIT A, or as may be modified or amended from time to time with the prior approval of the holders of a majority of the combined voting power of the Series Preferred Shares then outstanding, calculated in accordance with Section A.6 of Article III of the Certificate (including in such calculation, any outstanding Restricted Shares held by such holders), to the extent such purchaser has not already executed such Agreement. The obligation of the Investors and BWH, as the case may be, to purchase such Offered Securities (including, with respect to the Investors, the Excess Securities) is further conditioned upon the preparation of a purchase agreement embodying the terms of the Offer, which shall be reasonably satisfactory in form and substance to such Investors, BWH and counsel for each of the Investors and BWH. Notwithstanding the foregoing, it shall not be a condition to the acquisition of shares of Preferred Stock pursuant to this Section 2.3 by such directors, officers, employees, consultants or independent contractors of the Corporation that such shares of Preferred Stock be subject to the restrictions imposed by a Stock Restriction Agreement (other than the restrictions imposed by or arising out of federal and state securities laws).

                (g) In each case, any Offered Securities not purchased either by the Investors, BWH or by any other person in accordance with this Section 2.3 may not be sold or otherwise disposed of until they are again offered to the Investors under the procedures specified in Paragraphs (a), (b), (c), (d), (e) and (f) hereof.

                (h) Each Investor and BWH may, by prior written consent, waive its rights under this Section 2.3. Such a waiver shall be deemed a limited waiver and shall only apply to the extent specifically set forth in the written consent of such Investor or BWH.

          2.4   NEGATIVE COVENANTS.

                (a) SUPERMAJORITY APPROVALS. The Corporation shall not, directly or indirectly, take any of the actions specified in Article III, Section A.6(c) of the Certificate without the prior written consent or vote of the Investors holding at least sixty five percent (65%) of the then outstanding Series Preferred Shares held by Investors, determined in accordance with Section A.6(a) of the Certificate.

                (b) STOCK AND OPTION AGREEMENTS. Without the prior written consent or vote of the Investors holding a majority of the then outstanding Series Preferred Shares held by Investors, determined in accordance with Section A.6(a) of Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such Investors), the Corporation shall not
(i) issue any shares of Common Stock or options, warrants or other rights to acquire Common Stock or other securities of the Corporation to any employee, officer, director, consultant, independent contractor or other person or entity except for Excluded Securities, (ii) grant any stock options with a per share exercise price that is less than the fair market value of such shares of stock, or (iii) make any restricted stock awards at a per share purchase price that is less than the fair market value of the restricted stock, such fair market value in the foregoing Subsection (ii) and in this subsection (iii) to be determined by the Board of Directors.

                (c) REGISTRATION RIGHTS. The Corporation shall not hereafter grant to any persons any rights to register or qualify stock of the Corporation under federal or state securities laws, unless it shall have first obtained the written consent of Investors holding a majority of the then outstanding Series Preferred Shares held by Investors, determined in accordance with Section A.6(a) of Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such holders).

          2.5   FILING OF REPORTS UNDER THE EXCHANGE ACT.

                (a) The Corporation shall give prompt notice to the holders of Series Preferred Shares of (i) the filing of any registration statement (an "Exchange Act Registration Statement") pursuant to the Exchange Act, relating to any class of equity securities of the Corporation, (ii) the effectiveness of such Exchange Act Registration Statement, and (iii) the number of shares of such class of equity Securities outstanding, as reported in such Exchange Act Registration Statement, in order to enable the holders of Series Preferred Shares to comply with any reporting requirements under the Exchange Act or the Securities Act. Upon the written request of a majority in interest of the holders of Series Preferred Shares, the Corporation shall, at any time after the Corporation has registered any shares of Common Stock under the Securities Act, file an Exchange Act Registration Statement relating to any class of equity securities of the Corporation then held by the holders of Series Preferred Shares or issuable upon conversion or exercise of any class of debt or equity securities or warrants or options of the Corporation then held by the Investors, whether or not the class of equity securities with respect to which such request is made shall be held by the number of persons which would require the filing of a registration statement under Section 12(g)(1) of the Exchange Act.

                (b) If the Corporation shall have filed an Exchange Act Registration Statement or a registration statement (including an offering circular under Regulation A promulgated under the Securities Act) pursuant to the requirements of the Securities Act, which shall have become effective (and in any event, at all times following the initial public offering of any of the securities of the Corporation), then the Corporation shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any of the Restricted Securities by any holder of Restricted Securities (including any such exemption pursuant to Rule 144 or Rule 144A thereof, as amended from time to time, or any Successor rule thereto or otherwise). The Corporation shall cooperate with each holder of Restricted Securities in supplying such information as may be necessary for such holder of Restricted Securities to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 or Rule 144A thereunder or otherwise) for the sale of any of the Restricted Securities by any holder of Restricted Securities.

          2.6 ACCESS TO RECORDS. Until such time that the Corporation has a class of its equity securities registered under the Exchange Act and is required to file reports thereunder pursuant to Sections 13 or 15(d) of the Exchange Act, the Corporation shall afford to each Major Investor and such Major Investor's employees, counsel and other authorized representatives, free and full access, at all reasonable times and for reasonable periods of time, to all of the books, records and properties of the Corporation and to all officers and employees of the Corporation.

          2.7 FINANCIAL REPORTS. Until such time that the Corporation has a class of its equity securities registered under the Exchange Act and is required to file reports thereunder pursuant to Sections 13 or 15(d) of the Exchange Act, except with respect to the obligation set forth in Section 2.7(e)(i) hereunder which shall survive such time, the Corporation shall furnish each Major Investor with the financial information described below:

                (a) Within 20 days after the last day of each month (the "Target Month") (or such other calendar period as is approved by the Board), financial statements, including a balance sheet as of the last day of such Target Month, a statement of income (or monthly operating expenses) for such month, together with a cumulative statement of income from the first day of the current year to the last day of such Target Month, which statements shall be prepared from the books and records of the Corporation, a cash flow analysis, together with cumulative cash flow analyses from the first day of the current year to the last day of such month, and a comparison between the actual monthly operating expenses and the projected figures for such month and the comparable figures for the prior year, subject to the provisions of Section 2.9 hereof.

                (b) Upon receipt of a request from any of the Major Investors prior to the end of a quarterly accounting period, the Corporation shall deliver to each of the Major Investors, within 45 days after the end of such quarterly accounting period, unaudited financial statements for such quarterly accounting period, certified by the Chief Financial Officer or the Treasurer of the Corporation, as presenting fairly the financial condition and results of operations of the Corporation and as having been prepared on a basis consistent with the accounting Principles reflected in the Corporation's annual audited financial statements, accompanied by a report, Signed by the Chief Financial Officer or the Treasurer of the Corporation, summarizing the operating and financial highlights of the Corporation for such quarterly accounting period, which report shall include (i) a comparison between the actual quarterly operating and financial results, the Budget (as defined in Section 2.8 hereof) and the results of the similar quarterly accounting period for the prior fiscal year of the Corporation, together with an explanation of material variances from the Budget and such similar quarterly accounting period, as the case may be, and
(ii) a narrative analysis of operations and trends in the business of the Corporation during such quarterly accounting period.

                (c) Within 90 days after the end of each fiscal year of the Corporation, audited financial statements of the Corporation, which shall include an income statement and a statement of cash flow for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles consistently applied, and accompanied by the report of such independent certified public accountants as shall have been approved by the Board.

                (d) If for any period the Corporation shall have any subsidiary or subsidiaries whose accounts are consolidated with those of the Corporation, then the financial statements delivered for such period pursuant to paragraphs
(a), (b) and (c) of this Section 2.7 shall be the consolidated and consolidating financial statements of the Corporation for all such consolidated subsidiaries.

                (e)  Promptly upon becoming available:

                     (i) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Corporation to its Stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Commission or any securities exchange or self-regulatory organization; and

                     (ii) any other financial or other information available to management of the Corporation that any of the Major Investors shall have reasonably requested on a timely basis.

          2.8 BUDGET AND OPERATING FORECAST. Until such time that the Corporation has a class of its equity securities registered under the Exchange Act and is required to file reports thereunder pursuant to Sections 13 or 15(d) of the Exchange Act, the Corporation shall prepare and submit to the Board and each of the Major Investors an operating plan with monthly and quarterly breakdowns (the "Budget") for each fiscal year at least 45 days prior to the beginning of each fiscal year of the Corporation. The Budget shall be deemed accepted as the Budget for such fiscal year only when it has been approved by the Board. The Budget shall be reviewed by the Corporation periodically and all changes therein, and all material deviations therefrom, shall be reviewed by the Board on at least a quarterly basis.

          2.9 SYSTEM OF ACCOUNTING. The Corporation shall maintain, and cause each of its subsidiaries, when and if any shall exist, to maintain, its books of accounts, related records and system of accounting in accordance with good business practices and generally accepted accounting principles, and shall cause the matters contained therein to be appropriately and accurately reflected in the financial reports (which shall be prepared in accordance with generally accepted accounting principles) furnished pursuant to this Agreement.

          2.10 RESTRICTION ON TRANSFER RIGHTS. The rights granted to each Major Investor pursuant to Sections 2.6 through 2.8 hereof shall not be transferred or assigned by any Investor to, and shall not inure to the benefit of, any successor, transferee or assignee of any Investor, which is engaged in any line of business directly competitive with the Corporation.

          2.11 CONFIDENTIALITY AND NON-COMPETITION AGREEMENTS FOR KEY EMPLOYEES. The Corporation shall cause each person who is presently an employee of or a consultant or independent contractor to the Corporation or who becomes an employee of or a consultant to the Corporation subsequent to the date hereof and who shall have or be proposed to have access to confidential or proprietary information of the Corporation to execute a confidentiality and non-competition agreement in form and substance attached hereto or otherwise approved by the Board prior to the commencement of such person's employment by the Corporation in such capacity.

          2.12 STOCK RESTRICTION AGREEMENT FOR DIRECTORS, OFFICERS EMPLOYEES AND CONSULTANTS WHO ARE OR BECOME STOCKHOLDERS. The Corporation shall cause each of its directors, officers, employees, consultants or independent contractors who own any shares of capital stock of the Corporation, or exercises any options, warrants or other rights to purchase any shares of such capital stock, or who may own in the future any such shares, or options, warrants or other rights to purchase such shares, to execute a Stock Restriction Agreement substantially in the form attached hereto as EXHIBIT A, and as may be modified and amended from time to time with the approval of the holders of a majority of the combined voting power of the Series Preferred Shares then outstanding, determined in accordance with Section A.6(a) of Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such holders), prior and as a condition to the acquisition of such shares, or options, warrants or rights, by such person. Notwithstanding the foregoing, it shall not be a condition to the acquisition of shares of Preferred Stock pursuant to Section 2.3 hereof by such directors, officers, employees, consultants or independent contractors of the Corporation that such shares of Preferred Stock be subject to the restrictions imposed by a Stock Restriction Agreement (other than the restrictions imposed by or arising out of federal and state securities laws)

          2.13 MARKETING AND PROMOTIONAL MATERIAL. Each of the Investors will have the right to review and approve, in advance of publication, distribution or dissemination, any reference to such Investor or any entity affiliated with such Investor (other than the Corporation), contained in any document, instrument, report or filing or in any advertising, marketing, promotional and similar materials.

          2.14 ENVIRONMENTAL MATTERS. The Corporation shall promptly advise the Investors in writing of any pending or threatened claim, demand or action by any governmental authority or third party relating to any Hazardous Materials affecting the Property or of any failure to materially comply with the Environmental Laws, in each case of which it has knowledge. The Corporation shall not discharge, place, release, spill or dispose of any Hazardous Materials or any other pollutants or effluents upon the Property or elsewhere (including, but not limited to, underground injection of such substances), and the Corporation shall not discharge into the air any emission which would require a permit under the Clean Air Act or its state counterparts or any other Environmental Laws, except in compliance with the Environmental Laws. The Stockholders of the Corporation shall have no control over, or authority with respect to, the waste disposal operations of the Corporation. The Corporation hereby indemnifies, defends and holds harmless the Investors from and against any and all manner of actions, causes of action, suits, debts, accounts, controversies, judgments, claims, demands, losses or liabilities of any nature (including reasonable attorneys' fees) directly or indirectly arising out of or attributable to (a) any misrepresentation or breach of the representations and covenants set forth in Section 5.17 of the Series E Stock Purchase Agreement, or
(b) the use, generation, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials on, under or about the Property by any person during the period that the Corporation was the legal or equitable owner of the Property or which occurred prior to such time and was otherwise actually known by, or should have been known by, the Corporation. The obligation of the Corporation to indemnify the Investors shall specifically cover and include, without limitation, all fines and penalties imposed by federal, state or local authorities, costs of removing or neutralizing the Hazardous Materials, injury to the property adjoining the Property, injury to persons living or working on or about the Property or adjoining or otherwise affecting property, and all other indirect or consequential damages incurred by the Investors.

          2.15  TERMINATION OF COVENANTS. The covenants set forth in this
Section 2 (other than Sections 2.5, 2.11, 2.13 and the indemnities provided in
Section 2.14) shall terminate upon the closing of an Initial Public Offering.

     SECTION 3. TRANSFER OF SECURITIES; REGISTRATION RIGHTS.

          3.1 RESTRICTION ON TRANSFER. The Restricted Securities shall not be transferable, except upon the conditions specified in this Section 3, which conditions are intended solely to ensure compliance with the provisions of the Securities Act in respect of the Transfer thereof.

          3.2 RESTRICTIVE LEGEND. Each certificate evidencing any Restricted Securities and each certificate evidencing any such securities issued to subsequent transferees of any

Restricted Securities shall (unless otherwise permitted by the provisions of Section 3.3 or 3.10 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN A STOCKHOLDERS' AGREEMENT AMONG NITROMED, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF NITROMED, INC.

          3.3 NOTICE OF TRANSFER. By acceptance of any Restricted Securities, the holder thereof agrees to give prior written notice to the Corporation of such holder's intention to effect any Transfer and to comply in all other respects with the provisions of this Section 3.3. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by: (a) the written opinion of counsel for the holder of such Restricted Securities, or, at such holder's option, a representation letter of such holder, addressed to the Corporation (which opinion and counsel, or representation letter, as the case may be, shall be reasonably acceptable to the Corporation), as to whether, in the case of a written opinion, in the opinion of such counsel, such proposed Transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act and applicable state securities laws or an exemption thereunder is available, or, in the case of a representation letter, such letter sets forth a factual basis for concluding that such proposed transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act and applicable State Securities laws or that an exemption thereunder is available, or (b) if such registration is required and if the provisions of Section 3.4 hereof are applicable, a written request addressed to the Corporation by the holder of such Restricted Securities, describing in detail the proposed method of disposition and requesting the Corporation to effect the registration of such Restricted Shares pursuant to the terms and provisions of Section 3.4 hereof; PROVIDED, HOWEVER, that (y) in the case of a transfer by a holder to a member of such holder's Group, no such opinion of counsel or representation letter of the holder shall be necessary, provided that the transferee agrees in writing to be subject to Sections 3.1, 3.2, 3.3 and 3.10 hereof to the same extent as if such transferee were originally a signatory to this Agreement, and (z) in the case of any holder of Restricted Securities that is a partnership, no such opinion of counsel or representation letters of the holder shall be necessary for a transfer by such holder to a partner of such holder, or a retired partner of such holder who retires after the date hereof, or the estate of any such partner or retired partner if, with respect to such transfer by a partnership, (i) such transfer is made in accordance with the partnership agreement of such partnership, and (ii) the transferee agrees in writing to be subject to the terms of Sections 3.1, 3.2,
3.3 and 3.10 hereof to the same extent as if such transferee were originally a signatory to this Agreement. If in such opinion of counsel or as reasonably concluded from the facts set forth in the representation letter of the holder (which opinion and counsel, or representation letter, as the case may be, shall be reasonably acceptable to the Corporation), the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws or "blue sky" laws, then the holder of Restricted Securities shall thereupon be entitled to effect such transfer in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon such Transfer (and each certificate or other instrument evidencing any such securities not Transferred) shall bear the legend set forth in Section 3.2 hereof unless: (a) in such opinion of such counsel or as can be concluded from the representation letter of such holder (which opinion and counsel or representation letter shall be reasonably acceptable to the Corporation) the registration of future Transfers is not required by the applicable provisions of the Securities Act and state securities laws, or (b) the Corporation shall have waived the requirement of such legend; PROVIDED, HOWEVER, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time or any similar or successor rule) promulgated under the Securities Act. The holder of Restricted Securities shall not effect any Transfer until such opinion of counsel or representation letter of such holder has been given to and reasonably accepted by the Corporation (unless waived by the Corporation) or until registration of the Restricted Shares involved in the above- mentioned request has become effective under the Securities Act. In the event that an opinion of counsel is required by the registrar or transfer agent of the Corporation to effect a transfer of Restricted Securities in the future, the Corporation shall seek and obtain such opinion from its counsel, and the holder of such Restricted Securities shall provide such reasonable assistance as is requested by the Corporation (other than the furnishing of an opinion of counsel) to satisfy the requirements of the registrar or transfer agent to effectuate such transfer.

          3.4   REQUIRED REGISTRATION. If, at any time following the earlier of
(a) December 31, 2003, or (b) the closing of an Initial Public Offering, the Corporation shall be requested (i) by Investors holding at least 40% of the aggregate outstanding Restricted Securities held by all Investors (based on the underlying Common Stock for which the Restricted Securities are convertible or exercisable) to effect the registration under the Securities Act of Restricted Shares, or (ii) after the first registration pursuant to this Section 3.4, by one or more of the Investors holding Restricted Securities to effect the registration under the Securities Act of Restricted Shares having a proposed aggregate offering price equal to or greater than $1,000,000, then the Corporation shall promptly give written notice of such proposed registration to all holders of Restricted Securities, and thereupon the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of the Restricted Shares that the Corporation has been requested to register for disposition as described in the request of such holders of

Restricted Securities and in any response received from any of the holders of Restricted Securities within 30 days after the giving of the written notice by the Corporation; PROVIDED, HOWEVER, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions and Section 3.6:

                (a) Subject to Section 3.6, the Corporation shall not be obligated to file and cause to become effective more than two (2) registration statements in which Restricted Shares are registered under the Securities Act pursuant to this Section 3.4, if all of the Restricted Shares offered pursuant to such registration statements are sold thereunder upon the price and terms offered.

                (b) Notwithstanding the foregoing, the Corporation may include in each such registration requested pursuant to this Section 3.4 any authorized but unissued shares of Common Stock (or authorized treasury shares) for sale by the Corporation or any issued and outstanding shares of Common Stock for sale by others; PROVIDED, HOWEVER, that, if the number of shares of Common Stock so included pursuant to this clause (b) exceeds the number of Restricted Shares requested by the holders of Restricted Shares requesting such registration, then such registration shall be deemed to be a registration in accordance with and pursuant to Section 3.5; and PROVIDED FURTHER, HOWEVER, that the inclusion of such previously authorized but unissued shares by the Corporation or issued and outstanding shares of Common Stock by others in such registration does not adversely affect, in the sole opinion of the holders of Restricted Securities requesting such registration, the ability of the holders of Restricted Securities requesting such registration to market the entire number of Restricted Shares requested by them.

          3.5   PIGGYBACK REGISTRATION.

                (a) Each time that the Corporation proposes for any reason to register any of its securities under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or similar or successor forms or pursuant to a transaction under Rule 145 of the Securities Act (collectively, "Excluded Forms"), the Corporation shall promptly give written notice of such proposed registration to all holders of Restricted Securities, which shall offer such holders the right to request inclusion of any Restricted Shares in the proposed registration.

                (b) Each holder of Restricted Securities shall have 30 days from the receipt of such notice to deliver to the Corporation a written request specifying the number of Restricted Shares such holder intends to sell and the holder's intended method of disposition.

                (c) In the event that the proposed registration by the Corporation is, in whole or in part, an underwritten public offering of securities of the Corporation, any request under Section 3.5(b) may specify that the Restricted Shares be included in the underwriting (i) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration, or (ii) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Common Stock other than Restricted Shares are being sold through underwriters under such registration.

                (d) Upon receipt of a written request pursuant to Section 3.5(b), the Corporation shall promptly use its best efforts to cause all such Restricted Shares to be registered under the Securities Act, to the extent required to permit sale or disposition as set forth in the written request.

                (e) Notwithstanding the foregoing, if the managing underwriter of any such proposed registration determines and advises in writing that the inclusion of all Restricted Shares proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Restricted Securities (such other shares hereinafter Collectively referred to as the "Other Shares"), would interfere with the successful marketing of the Corporation's securities, then the total number of such securities proposed to be included in such underwritten public offering shall be reduced, (i) first by the shares requested to be included in such registration by the holders of Other Shares, and (ii) second, if necessary, (A) one-half (1/2) by the securities proposed to be issued by the Corporation, and (B) one-half (1/2) by the Restricted Shares proposed to be included in such registration by the holders thereof, on a PRO RATA basis, based upon the number of Restricted Shares sought to be registered by each such holder. The shares of Common Stock that are excluded from the underwritten public offering pursuant to the preceding sentence shall be withheld from the market by the holders thereof for a period, not to exceed 180 days from the closing of such underwritten public offering, that the managing underwriter reasonably determines as necessary in order to effect such underwritten public offering.

          3.6 REGISTRATIONS ON FORM S-2 AND S-3. At such time as the Corporation shall have qualified for the use of Form S-2 or Form S-3 (or any successor form promulgated under the Securities Act), the holders of Restricted Securities shall have the right to request in writing up to two (2) registrations on Form S-2 or Form S-3 in any twelve-month period. Each such request by a holder shall: (a) specify the number of Restricted Shares which the holder intends to sell or dispose of, (b) state the intended method by which the holder intends to sell or dispose of such Restricted Shares, and (c) request registration of Restricted Shares having a proposed aggregate offering price of at least $500,000. Upon receipt of a request pursuant to this Section 3.6, the Corporation shall provide written notice to all other holders of Restricted Securities of such request and the provisions of Section 3.5 shall govern the inclusion of additional Restricted Securities in such registration. The Corporation shall use its best efforts to effect such registration or registrations on Form S-2 or Form S-3.

          3.7 PREPARATION AND FILING. If and whenever the Corporation is under an obligation pursuant to the provision of this Section 3 to use its best efforts to effect the registration of any Restricted Shares, the Corporation shall, as expeditiously as practicable:

                (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 3.7(b) hereof;

                (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (i) the sale of all Restricted Shares covered thereby or (ii) nine months, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares covered by such registration statement;

                (c) furnish to each holder whose Restricted Shares are being registered pursuant to this Section 3 such number of copies of any summary prospectus or other prospectus, including a Preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

                (d) use its best efforts to register or qualify the Restricted Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each holder whose Restricted Shares are being registered pursuant to this Section 3 shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Restricted Shares; PROVIDED, HOWEVER, that the Corporation shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not otherwise liable for such taxes;

                (e) at any time when a prospectus covered by such registration statement and relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 3.7(b) hereof, notify each holder whose Restricted Shares are being registered pursuant to this
Section 3 of the happening of any event as a result of which the prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such holder, prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                (f) if the Corporation has delivered preliminary or final prospectuses to the holders of Restricted Shares that are being registered pursuant to this Section 3 and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Corporation shall promptly notify such holders and, if requested, such holders shall immediately cease making offers of Restricted Shares and return all prospectuses to the Corporation. The Corporation shall promptly provide such holders with revised prospectuses and, following receipt of the revised prospectuses, such holders shall be free to resume making offers of the Restricted Shares; and

                (g) furnish, at the request of any holder whose Restricted Shares are being registered pursuant to this Section 3, on the date that such Restricted Shares are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 3, if such securities are being sold through underwriters, or, on the date that the registration statement with respect to such securities becomes effective, if such securities are not being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request, and (ii) a letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request.

          3.8 EXPENSES. The Corporation shall pay all expenses incurred by the Corporation in complying with this Section 3, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with the securities and blue sky laws of all such jurisdictions in which the Restricted Shares are proposed to be offered and sold, printing expenses and fees and disbursements of counsel (including with respect to each registration effected pursuant to Sections 3.4, 3.5 and 3.6, the reasonable fees and disbursements of counsel for the Investors, as selling Stockholder(s) thereunder that are being registered pursuant to this Section 3); PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Restricted Shares covered by registrations effected pursuant to Section 3.4,
3.5 or 3.6 hereof shall be borne by the seller or sellers thereof, in proportion to the number of Restricted Shares sold by each such seller or sellers.

          3.9   INDEMNIFICATION.

                (a) In the event of any registration of any Restricted Shares under the Securities Act pursuant to this Section 3 or registration or qualification of any Restricted Shares pursuant to Section 3.7(d) hereof, the Corporation shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Restricted Shares pursuant to Section 3.7(d) hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the Securities Act or the Exchange Act or any state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under the Securities Act or the Exchange Act or such state securities or blue sky laws. The Corporation shall reimburse on demand such seller, underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary or final prospectus or amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares pursuant to Section 3.7(d) hereof, in reliance upon and in conformity with written information furnished to the Corporation by such seller, underwriter, broker, other person or controlling person specifically for use in the preparation thereof.

                (b) Before Restricted Shares held by any prospective seller shall be included in any registration pursuant to this Section 3, such prospective seller shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a)) the Corporation, each director of the Corporation, each officer of the Corporation who signs such registration statement and any person who controls the Corporation within the meaning of the Securities Act or the Exchange Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each prospective seller, to an amount equal to the net proceeds actually received by such prospective seller from the sale of Restricted Shares effected pursuant to such registration and PROVIDED FURTHER, that no prospective seller shall be required to make any representations or warranties to the Corporation or the underwriters (other than representations and warranties regarding such prospective seller, its title to the Restricted Shares to be sold and its intended method of distribution thereof), or to undertake any indemnification obligations to the Corporation or to the underwriters with respect thereto, except as otherwise provided by this Section 3(b).

                (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 3.9(a) or (b) hereof, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 3.9, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice to such indemnified party from the indemnifying party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by it in connection with the defense thereof; PROVIDED, HOWEVER, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 3.9, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 3.9. The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

                (d) In order to provide for just and equitable contribution to joint liability under the Securities Act or the Exchange Act in any case in which either (i) any holder of Restricted Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 3.9, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such holder or any such controlling person in circumstances for which indemnification is provided under this Section 3.9; then, in each such case, the Corporation and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Corporation and such holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by PRO RATA allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) no such holder will be required to contribute any amount in excess of the proceeds to it of all Restricted Shares sold by it pursuant to such registration statement, and (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                (e) The Corporation shall use its best efforts to ensure that indemnification provisions adopted in any underwriting agreement are no more restrictive than as set forth herein. Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of any Restricted Shares, the Corporation, the holders of such Restricted Shares and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 3.9 shall be deemed inoperative for purposes of such offering.

          3.10 REMOVAL OF LEGENDS, ETC. Notwithstanding the foregoing provisions of this Section 3, the restrictions imposed by this Section 3 upon the transferability of any Restricted Securities shall cease and terminate when
(a) any such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in a registration statement or such other method contemplated by Section 3.3 hereof that does not require that the securities transferred bear the legend set forth in Section 3.2 hereof, including a Transfer pursuant to Rule 144 or a successor rule thereof (as amended from time to time), or (b) the holder of Restricted Securities has met the requirements for transfer of such Restricted Securities pursuant to Subparagraph (k) of Rule 144 or a successor rule thereof (as amended from time to time) promulgated by the Commission under the Securities Act. Whenever the restrictions imposed by this Section 3 have terminated, a holder of a certificate for Restricted Securities as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in Section 3.2 hereof and not containing any other reference to the restrictions imposed by this Section 3.

          3.11 GRANTS OF REGISTRATION RIGHTS. The Corporation shall not grant registration rights to any holder of securities of the Corporation (other than the rights granted pursuant to this Agreement) without the prior written consent of the holders of a majority in voting power of the Series Preferred Shares and the Common Stock issued upon the conversion thereof. Any registration rights so granted shall in any case be no more favorable than those granted hereby.

     SECTION 4. SECURITIES ACT REGISTRATION STATEMENTS. Except for securities of the Corporation registered on Excluded Forms, the Corporation shall not file any registration statement under the Securities Act covering any securities unless it shall first have given each holder of Restricted Securities written notice thereof. The Corporation further covenants that each holder of Restricted Securities shall have the right, at any time when it may be deemed to be a controlling person of the Corporation, within the meaning of the Securities Act, to participate in the preparation of such registration statement and to request the insertion therein of material furnished to the Corporation in writing which in such holder's judgment should be included. In connection with any registration statement referred to in this Section 4, the Corporation shall indemnify, to the extent permitted by law, each holder of Restricted Securities, its officers, partners and directors and each person, if any, who controls any such holder within the meaning of the Securities Act or the Exchange Act in the same manner and to the same extent as the Corporation is required to indemnify a seller of Restricted Shares in Section 3.9 hereof. If, in connection with any such registration statement, any holder of Restricted Securities shall furnish written information to the Corporation expressly for use in the registration statement, then such holder shall indemnify the Corporation, each director of the Corporation, each officer of the Corporation who signs such registration statement and each person, if any, who controls the Corporation within the meaning of the Securities Act to the same extent as a seller of Restricted Shares is required to indemnify such persons in Section 3.9 hereof.

     SECTION 5. ELECTION OF DIRECTORS.

          5.1 VOTING FOR DIRECTORS. At each annual meeting of the stockholders of the Corporation and at each special meeting of the stockholders of the Corporation called for the purposes of electing directors of the Corporation, and at any time at which stockholders of the Corporation shall have the right to, or shall, vote for the election of directors, then, in each such event, each Investor holding Series Preferred Shares shall vote all Series Preferred Shares and any other shares of voting stock of the Corporation then owned or controlled as to voting rights) by it, whether by purchase, exercise of rights, warrants or options, stock dividends or otherwise:

                (a) to fix and maintain the number of directors on the Board of Directors of the Corporation at not more than seven (7);

                (b) pursuant to Paragraph A.6(b)(i) of Article III of the Certificate, to elect to the Board:

                     (i) one (1) director designated by HCV III, HCV IV and HCV V, who shall initially be John W. Littlechild;

                     (ii) one (1) director designated by HCV VI, who shall initially be Robert S. Cohen;

                     (iii) one (1) director designated by Rho Management Trust
II;

                     (iv) one (1) director designated by Rho Ventures IV (QP), L.P. ("Rho Management"), who shall initially be Mark Leschly;

                     (v) one (1) director designated by Johnson & Johnson Development Corporation, who shall initially be Roger Guidi; and

                (c) to elect two (2) directors designated by the Company, one of which shall be the Chief Executive Officer, and one of which shall initially be Zola Horovitz.

          5.2 COOPERATION OF THE CORPORATION. The Corporation shall use its best efforts to effectuate the purposes of this Section 5, including promoting the adoption of any necessary amendment of the By-laws of the Corporation and the Certificate.

          5.3 NOTICES. The Corporation shall provide the Investors with at least twenty (20) days' prior notice in writing of any intended mailing of notice to the stockholders of the Corporation for a meeting at which directors are to be elected. The Investors shall notify the Corporation in writing at least three (3) days prior to such mailing of the persons designated by them pursuant to Paragraph A.6(b) (i) of Article III of the Certificate and Section
5.1 above as nominees for election to the Board. In the absence of any notice from the applicable Investors, the director(s) then serving and previously designated by such applicable Investors shall be renominated.

          5.4 REMOVAL. Except as otherwise provided in this Section 5, no Investor shall vote to remove any member of the Board designated in accordance with the foregoing provisions of this Section 5 unless the party who designated such director (the "Designating Party") shall so vote or otherwise consent, and, if the Designating Party shall so vote or otherwise consent, then the non-designating Investors shall likewise so vote. Any vacancy on the Board created by the resignation, removal, incapacity or death of any person designated under Section 5.1 shall be filled by another person designated by the original Designating Party. Each Investor shall vote all voting Series Preferred Shares of the Corporation and all other shares of voting stock of the Corporation owned or controlled by such Investor in accordance with each such new designation, and no such vacancy shall be filled in the absence of a new designation by the original Designating Party.

          5.5 ADDITIONAL RIGHTS. The member of the Board designated by Rho Management shall have the right to be a member of the Compensation Committee or similar committee created by the Board. In the event that Rho Management does not elect to designate a member of the Board, it shall be entitled to receive notices of all Board meetings and have an observer attend all meetings of the Board and committees thereof.

          5.6 DURATION OF SECTION. This Section 5 and the rights and obligations of the parties hereunder shall automatically terminate on the first to occur of December 31, 2007 or the closing of an Initial Public Offering (the "Expiration Date"). Prior to such termination the rights and obligations of any Investor under this Section 5 shall terminate upon the date on which such Investor no longer owns any Restricted Securities, whereupon the obligations of the remaining Investors to vote in favor of the designee of such Investor shall also terminate.

     SECTION 6. REMEDIES. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. Notwithstanding the generality of the foregoing, in the event that the Corporation breaches any of its covenants and/or agreements set forth herein, the Investors shall have the additional remedy, in their sole discretion upon the election by a majority in voting power thereof, provided that such breach has not been cured by the 60th day after receipt of notice from an Investor of such breach by the Corporation, to exercise immediately their right of redemption set forth in Article III, Section A.5 of the Certificate, as provided therein with respect to all, but not less than all, of their shares, irrespective of whether such right of redemption otherwise is mature. With respect to a breach of which the Corporation is aware or reasonably should be aware, such 60 day period within which the Corporation shall have the right to cure such breach shall be deemed to have commenced on the tenth day after the occurrence of such breach, irrespective of notice of such breach from an Investor, if the Corporation shall not have notified the Investors of such breach by such date. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

     SECTION 7. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Corporation, BWH, each of the Investors, the Management Holders and the respective successors and assigns of the Corporation, BWH, each of the Investors and the Management Holders. Subject to the requirements of Section 3 hereof, this Agreement and the rights and duties of the Investors set forth herein may be freely assigned, in whole or in part, by each Investor. Rights under Section 3 may be transferred only to an Investor or to a person or entity which acquires at least 100,000 Restricted

Shares, and, in either case, any such transferee shall, as a condition to such transfer, deliver to the Corporation a written instrument by which such transferee identifies itself, gives the Corporation notice of the transfer of such rights, identifies the securities of the Corporation owned or acquired by it and agrees to be bound by the obligations imposed hereunder to the same extent as if such transferee were an Investor hereunder. A transferee to whom rights are transferred pursuant to this Section 7 will be thereafter deemed to be an Investor for the purpose of the execution of such transferred rights and may not again transfer such rights to any other person or entity, other than as provided in this Section 7. Neither this Agreement nor any of the rights or duties of the Corporation or BWH set forth herein shall be assigned by the Corporation or BWH, as the case may be, in whole or in part, without having first received the written consent of the Investors holding sixty-six and two-thirds percent (66 2/3%) in voting power of the outstanding Series Preferred Shares, determined in accordance with Section A.6(a) of the certificate (including, in such calculation, any outstanding Restricted Shares by such Investors).

     SECTION 8. DURATION OF AGREEMENT. The rights and obligations of the Corporation, BWH, each Investor and each Management Holder set forth herein shall survive indefinitely, unless and until, by their respective terms, they are no longer applicable.

     SECTION 9. ENTIRE AGREEMENT. This Agreement, together with the other writings referred to herein or delivered pursuant hereto which form a part hereof, contains the entire agreement among the parties with respect to the subject matter hereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto; PROVIDED, HOWEVER, that the provisions of the Research and License Agreement effective August 1, 1992, as amended November 22, 1996, between the Corporation and BWH (other than Section 8.9 thereof which is superseded in its entirety by this Agreement and the Stock Restriction Agreement dated December 3, 1993 between the Corporation and BWH) shall continue in full force and effect.

     SECTION 10. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

                     (i)    If to the Corporation, to:

                            NitroMed, Inc.
                            12 Oak Park Drive
                            Bedford, MA 01730
                            Attention:  Chief Executive Officer
                            Telecopier: (617) 275-2282
                            with a copy to:

                            Hale and Dorr LLP
                            60 State Street
                            Boston, MA 02109
                            Attention:  Steven D. Singer, Esq.
                            Telecopier: (617) 526-5000

                     (ii)   If to the Investors, as set forth on Schedule 1.

                            with a copy to:

                            Law Office of Gregory F.W. Todd
                            888 Seventh Avenue, Suite 4500
                            New York, NY 10019
                            Attention:  Gregory F.W. Todd, Esq.
                            Telecopier: (212) 246-5454

                     (iii)  If to BWH, to:

                            The Brigham and Women's Hospital
                            75 Francis Street
                            Boston, MA 02115
                            Attention: Dr. Vandana D. Yajnick

                            with a copy to:

                            Brigham and Women's Medical Center, Inc.
                            10 Vining Street
                            Boston, MA 02115
                            Attention: Office of General Counsel

                     (iv)   If to the Management Holders, as set forth on
                            Schedule 2.

     All such notices, requests, consents and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the third business day following the date of such mailing, (c) in the case of overnight mail, on the first business day following the date of such mailing, and (d) in the case of facsimile transmission, when confirmed by facsimile machine report.

     SECTION 11. CHANGES. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the Corporation and the holders of at least sixty-five percent (65%) in voting power of the Series Preferred Shares then outstanding, determined in accordance with Section A.6(a) of Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such holders); PROVIDED THAT no such amendment may reduce or materially adversely affect the rights of BWH or the Management Holders without the consent of BWH or Management Holders holding a majority in voting power of all Restricted Shares held by all Management Holders..

     SECTION 12. ADDITIONAL INVESTORS. Persons or entities that, after the date hereof, purchase Series E Preferred Shares pursuant to the Series E Stock Purchase Agreement and become "Investors" thereunder may, with the prior written approval of the Corporation (but without the need for approval by any other party to this Agreement), become parties to this Agreement by executing and delivering a counterpart signature page hereto, whereupon they shall be deemed "Investors" and "Series E Investors" for all purposes of this Agreement.

     SECTION 13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 14. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 15. NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     SECTION 16. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding the conflict of law doctrines of Delaware or any other jurisdiction to the contrary.

     SECTION 18. EFFECTIVENESS. Notwithstanding any other provision of this Agreement, this Agreement shall not be effective until the Closing (as such term is defined in the Series D Stock Purchase Agreement).

     SECTION 19. TERMINATION OF AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT. Notwithstanding anything to the contrary contained in the Old Stockholders' Agreement, the Old Stockholders' Agreement is hereby terminated in its entirety and superseded by the terms and conditions of this Agreement.


                  [Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF the parties hereto have executed this Fourth Amended and Restated Stockholders' Agreement on the date first above written.

                            NITROMED, INC.


                            By:  /s/ Michael D. Loberg
                               -----------------------------------------
                                 Title: Chief Executive Officer


                            HEALTHCARE VENTURES III, L.P.

                            By:  HealthCare Partners III, L.P.,
                                 as General Partner


                            By:  /s/ John Littlechild
                               -----------------------------------------
                                 Title: General Partner


                            HEALTHCARE VENTURES IV, L. P.

                            By:  HealthCare Partners IV, L. P.,
                                 as General Partner


                            By:  /s/ John Littlechild
                               -----------------------------------------
                                 Title: General Partner


                            HEALTHCARE VENTURES V, L. P.

                            By:   HealthCare Partners V, L. P.,
                                  as General Partner


                            By:   /s/ John Littlechild
                               -----------------------------------------
                                 Title: General Partner


                            HEALTHCARE VENTURES VI, L.P.

                            By:   HealthCare Partners VI, L.P.,
                                  as General Partner


                            By:   /s/ John Littlechild
                               -----------------------------------------
                                 Title: General Partner

[Signature Page to Fourth Amended and Restated Stockholders' Agreement]


                            RHO MANAGEMENT TRUST II

                            By:  Rho Management Company, Inc.,
                                 as Investment Adviser


                            By:  /s/ Mark Leschly
                               -----------------------------------------
                                 Title: Managing Director


                            RHO VENTURES IV, L.P.

                            By:  Rho Management Ventures IV, L.L.C.,
                                 as General Partner


                            By:  /s/ Mark Leschly
                               -----------------------------------------
                                 Title: Managing Director


                            RHO VENTURES IV GmbH & CO.
                            BETEILIGUNGS KG

                            By:  Rho Capital Partners Verwaltungs GmbH,
                                 as General Partner

                            By:  /s/ Mark Leschly
                               -----------------------------------------
                                 Title: Managing Director


                            RHO VENTURES IV (QP), L.P.

                            By:  Rho Management Ventures IV, L.L.C.,
                                 as General Partner

                            By:  /s/ Mark Leschly
                               ----------------------------------------
                                 Title: Managing Director

     [Signature Page to Fourth Amended and Restated Stockholders' Agreement]


                            ATLAS VENTURE FUND II, L.P.

                            By:  Atlas Venture Associates II,
                                 L.P., as General Partner


                            By:  /s/ illegible
                               -----------------------------------------
                                 Title: General Partner


                            M & G EQUITIES, INC.


                            By:  /s/ Michael Karfunkel
                               -----------------------------------------
                                 Title: President


                            HUDSON TRUST


                            By:  /s/ Scott M. Ciccone
                               -----------------------------------------
                                 Title: Trustee


                            THE GOLDMAN SACHS GROUP, INC.


                            By:  /s/ Eric M. Mindich
                               -----------------------------------------
                                 Name: Eric M. Mindich
                                 Title: Vice President


                            *THE BRIGHAM AND WOMEN'S HOSPITAL, INC.


                            By:  /s/ Brian N. Hicks
                               -----------------------------------------
                                 Name: Brian N. Hicks
                                 Title: Director, Corporate Sponsored
                                        Research and Licensing

----------
* Except with respect to Sections 2.2, 2.4 through 2.14, 3.1 through 3.4, 3.6 and 5.1 through 5.5. of the Agreement, under which BWH has no rights, liabilities or responsibilities.

     [Signature Page to Fourth Amended and Restated Stockholders' Agreement]


                            B.U.N.P.


                            By:  /s/ illegible
                               -----------------------------------------
                                  Name:
                                  Title: Partner-B.U.N.P.


                            JOHNSON AND JOHNSON DEVELOPMENT
                            CORPORATION


                            By:  /s/ Roger J. Guidi
                               -----------------------------------------
                                  Name: Roger J. Guidi
                                  Title: Vice President


                            CURRAN PARTNERS L.P.


                            By:  /s/ John P. Curran
                               -----------------------------------------
                                  Name:  John P. Curran
                                  Title: General Partner


                            DELAWARE CHARTER AND TRUST
                            JOHN P. CURRAN IRA


                            By:  /s/ John P. Curran
                               -----------------------------------------
                                  Name:  John P. Curran
                                  Title: Self Directed IRA


                            SENTRON MEDICAL, INC.


                            By:
                               -----------------------------------------
                                  Name:
                                  Title:

     [Signature Page to Fourth Amended and Restated Stockholders' Agreement]


                            LOMBARD ODIER & CIE


                            By:  /s/ Alexandre Meyer   /s/ Fernando Perez Diaz
                               -----------------------------------------------
                                 Name: Alexandre Meyer     Fernando Perez Diaz
                                 Title: Vice President     Assistant Manager

                            BANK JULUIS BAER & CO. LTD.


                            By:  /s/ illegible
                               ---------------------------------------------
                                   Name:
                                   Title: Vice President


                            AETNA LIFE INSURANCE COMPANY


                            By:
                               ---------------------------------------------
                                   Name:
                                   Title:


                            MYTHEN TREUHAND & VERWALTUNGS AG


                            By:  /s/ Alex Fancelli
                               ---------------------------------------------
                                   Title: Alex Fancelli
                                          CEO


                            BANK SARASIN & CO.


                            By:
                               ---------------------------------------------
                                   Name:
                                   Title:


                            GZB BANK (SCHWEIZ) AG


                            By:
                               ---------------------------------------------
                                   Name:
                                   Title:

     [Signature Page to Fourth Amended and Restated Stockholders' Agreement]


                            ---------------------------------------------
                            Heinrich Hasler


                            CC/M NITROMED HOLDINGS, L.P.


                            By:  /s/ David R. Ramsay
                               ------------------------------------------
                            Name:
                            Title:


                            CC NITROMED HOLDINGS, L.P.


                            By:  /s/ David R. Ramsay
                               ------------------------------------------
                            Name:
                            Title:


                            CC/Q PARTNERS, L.P.


                            By:  /s/ David R. Ramsay
                               ------------------------------------------
                            Name:
                            Title:


                            DC 1998 NFA TRUST


                            By:  /s/ Lee Casty
                               ------------------------------------------
                                   Name:  Lee Casty
                                   Title: Trustee


                            /s/ James M. Casty
                            ---------------------------------------------
                            James M. Casty


                            /s/ Lawrence Abrams
                            ---------------------------------------------
                            Lawrence Abrams

     [Signature Page to Fourth Amended and Restated Stockholders' Agreement]


                            /s/ Robert Granovsky
                            ---------------------------------------------
                            Robert Granovsky


                            /s/ Manuel Worcel
                            ---------------------------------------------
                            **Manuel Worcel


                            /s/ Michael D. Loberg
                            ---------------------------------------------
                            **Michael D. Loberg


                            /s/ Joseph M. Grimm
                            ---------------------------------------------
                            **Joseph M. Grimm


                            /s/ L. Gordon Letts
                            ---------------------------------------------
                            **L. Gordon Letts

----------
**      Except with respect to Sections 2, 3.1 through 3.4, 3.6 and 5 hereof, under which the signatory has no rights, liabilities or responsibilities.

                                   SCHEDULE 1

HealthCare Ventures III, L.P.
HealthCare Ventures IV, L.P.
HealthCare Ventures V, L.P.
HealthCare Ventures VI, L.P.
44 Nassau Street, Second Floor
Princeton, NJ 08543
Attn: Jeffrey Steinberg

Atlas Venture Fund II, L.P.
222 Berkeley Street
Boston, MA 02116
Attn: Jean-Francois Formela

Rho Management Trust II
Rho Ventures IV, L.P.
Rho Ventures IV GmbH & Co. Beteiligungs KG
Rho Ventures IV (QP), L.P.
c/o Rho Management Co., Inc.
152 W. 57th Street, 23rd Floor
New York, NY 10019
Attn: Chief Financial Officer

Hudson Trust
47 Hulfish Street
Princeton, NJ 08542
Attn: Thomas O'Dougherty

Lawrence Abrams
24 Central Park South
New York, NY 10019

M&G Equities, Inc.
c/o American Stock Transfer & Trust Co.
40 Wall Street
New York, NY 10005
Attn: Michael Karfunkel

The Brigham and
Women's Hospital, Inc.
75 Francis Street
Boston, MA 02115
Attn: Vandana D. Yajnick, Ph.D.

Johnson & Johnson Development Corporation
One Johnson & Johnson Plaza
New Brunswick, NJ 08933
Attn: Roger Guidi

Aetna Life Insurance Company
151 Farmington Avenue, RC21
Hartford, CT 06156-9000
Attn: David M. Clarke
       IG6U Private Equity Group

The Goldman Sachs Group, Inc.
85 Broad Street, 12th Floor
New York, NY 10004

B.U.N.P
c/o Boston University
Community Technology Fund
108 Bay State Road
Boston, MA 02215
Attn: Matthew Burns or Matthew Crowley

Curran Partners L.P.
237 Park Avenue
New York, NY 10017
Attn: John P. Curran

Delaware Charter and Trust
John P. Curran IRA
c/o Curran Capital Management
237 Park Avenue
New York, NY 10017
Attn: John P. Curran

Sentron Medical, Inc.
4445 Lake Forest Drive, Suite 600
Cincinnati, OH 45242
Attn: Dennis B. Costello
       Group Director, Venture Projects

Lombard Odier & Cie
Toedistr.36
8002 Zurich
Switzerland
Attn: Alexandre Meyer

Bank Juluis Baer & Co. Ltd.
Bahnhofstr. 36
8001 Zurich
Switzerland
Attn: Claudio Studer

Mythen Treuhand & Verwaltungs AG
Splugenstrasse 9
8002 Zurich
Switzerland
Attn: Alex Fancelli

Robert Granovsky
c/o The Goldman Sachs Group
One New York Plaza
50th Floor
New York, NY 10004

Bank Sarasin & Co.
Elisabethenstrasse 62
CH-4002 Basel
Switzerland

GZB Bank (Schweiz) AG
Talacker 42
Zurich, Ch-8022
Switzerland

Heinrich Hasler
Nidelbadstr 90
Zurich, 8038
Switzerland

CC/M NitroMed Holdings, L.P.
CC NitroMed Holdings, L.P.
CC/Q Partners, L.P.
c/o Care Capital LLC
Princeton Overlook One
100 Overlook Center & Route 1
Princeton, NJ 08540

DC 1998 NFA Trust
c/o IFX Corporation
Venture American Securities
707 Skokie Boulevard, Suite 580
Northbrook, IL 60062

James M. Casty
6185 Northwest Way
Boca Raton, FL 33496

                                   SCHEDULE 2

Manuel Worcel
c/o NitroMed, Inc.
12 Oak Park Drive
Bedford, Massachusetts 01730

Michael D. Loberg
c/o NitroMed, Inc.
12 Oak Park Drive
Bedford, Massachusetts 01730

Joseph M. Grimm
c/o NitroMed, Inc.
12 Oak Park Drive
Bedford, Massachusetts 01730

L. Gordon Letts
c/o NitroMed, Inc.
12 Oak Park Drive
Bedford, Massachusetts 01730

                                    EXHIBIT A

                       Form of Stock Restriction Agreement

                           AMENDMENT NO. 1 AND WAIVER
                                       TO
               FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

     This Amendment No. 1 and Waiver dated November 20, 2001 (the "Amendment") to the Fourth Amended and Restated Stockholders' Agreement dated May 22, 2001 (the "Agreement") by and among NitroMed, Inc., a Delaware corporation (the "Corporation"), the stockholders of the Corporation listed on SCHEDULE 1 thereto (the "Investors"), the individuals listed on SCHEDULE 2 thereto and The Brigham and Women's Hospital, Inc., is entered into by the Corporation and the undersigned Investors representing at least 65% in voting power of the outstanding Series Preferred Shares. Except as set forth below, the Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

     WHEREAS, the Corporation intends to issue and sell 250,000 shares of Series F Junior Convertible Preferred Stock, $.01 par value per share, of the Corporation ("Series F Preferred Stock") to Boston Scientific Corporation, a Delaware corporation ("Boston Scientific"), pursuant to a Series F Junior Convertible Preferred Stock Purchase Agreement dated the date hereof; and

     WHEREAS, the Corporation and the undersigned Investors desire to amend the Agreement such that, among other things, Boston Scientific shall be made a party thereto.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO THE AGREEMENT. Acting in accordance with Section 11 of the Agreement, the Agreement is hereby amended as follows:

     (a) SCHEDULE 1 of the Agreement is hereby amended and restated in its entirety, as set forth on EXHIBIT A attached hereto, pursuant to which Boston Scientific is added to SCHEDULE 1 of the Agreement and thereby is deemed an "Investor" as such term is defined in the Agreement, subject to all of the terms, conditions, benefits, rights, limitations and restrictions applicable to Investors set forth therein.

     (b)  Section 1 is hereby amended to:

          (i) restate the definition of "Excluded Securities" to read in its entirety as follows:

                  EXCLUDED SECURITIES shall mean, collectively:

                      (i)   the Reserved Shares;

                      (ii) Common Stock issued or issuable to officers, directors or employees of or consultants or independent contractors to the Corporation, pursuant to any written agreement, plan or arrangement, including pursuant to any options granted under the 1993 Equity Incentive Plan of the Corporation (the "1993 Equity Incentive Plan"), to purchase, or rights to subscribe for, such Common Stock, that is set forth on Schedule 5.2 of the Series F Stock Purchase Agreement or that has been approved in form and in substance by the holders of a majority of the combined voting power of the Series Preferred Shares then outstanding, calculated in accordance with Section A.6(a) of Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such holders), and which, as a condition precedent to the issuance of such shares, provides for the vesting of such shares and subjects such shares to restrictions on transfers and rights of first offer in favor of the Corporation that have been approved by the holders of a majority of the combined voting power of the Series Preferred Shares then outstanding, calculated in accordance with Section A.6(a) of Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such holders), (collectively, the "Required Terms"), unless any of such Required Terms are waived by holders at least a majority of the voting power of the Series Preferred Shares then outstanding (determined as set forth in Section A.6(a) of the Certificate); PROVIDED, HOWEVER, that the maximum number of shares of Common Stock hereafter issuable pursuant to the 1993 Equity Incentive Plan and all such agreements, plans and arrangements shall not exceed 2,288,200 shares (subject to adjustment as required to comply with any anti-dilution rights set forth in any such agreement, plan or arrangement);

                      (iii) Common Stock issued as a stock dividend payable in shares of Common Stock, or capital stock of any class issuable upon any subdivision, recombination, split-up or reverse stock split of all the outstanding shares of such class of capital stock of the Corporation;

                      (iv) any securities issued pursuant to the acquisition by the Corporation of any other corporation, partnership, joint venture, trust or other entity by any merger, stock acquisition, reorganization, purchase of substantially all assets or otherwise in which the Corporation, or its stockholders of record immediately prior to the effective date of such transaction, directly or indirectly, own at least a majority of the voting power of the acquired entity or the resulting entity after such transaction; and

                      (v) any shares of Common Stock, Preferred Stock or any other security convertible into or exercisable or exchangeable for Common Stock or Preferred Stock issued to banks or leasing companies in order to obtain financing or to secure leases of equipment; and

                      (vi) a maximum of 516,364 shares of Common Stock (subject to adjustment) issued or issuable upon the exercise of the 1994 Bridge Warrants,

          1995 Bridge Warrants, 1996 Bridge Warrants and the 1994 Capital Support Warrants.

          (ii) restate the definition of "Series Preferred Shares" to read in its entirety as follows:

                  SERIES PREFERRED SHARES shall mean collectively the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares and Series F Preferred Shares.

          (iii)   add the following definitions:

                  SERIES F INVESTOR shall mean the holder of the Corporation's Series F Preferred Stock.

                  SERIES F PREFERRED SHARES shall mean shares of Series F Preferred Stock issued or issuable pursuant to the Series F Stock Purchase Agreement.

                  SERIES F PREFERRED STOCK shall mean Series F Junior Convertible Preferred Stock, par value $.01 per share, of the Corporation.

                  SERIES F STOCK PURCHASE AGREEMENT shall mean the Series F Junior Convertible Preferred Stock Purchase Agreement dated as of November 20, 2001, as it may be amended from time to time, between the Corporation and the Series F Investor.

          (c) Section 12 shall be deleted in its entirety and a new Section 12 shall be inserted in lieu thereof which shall read as follows:

                  SECTION 12. ADDITIONAL INVESTORS. Any person or entity that, on or after the date hereof, purchases Series F Preferred Shares pursuant to the Series F Stock Purchase Agreement and becomes an "Investor" thereunder may, with the prior written approval of the Corporation (but without the need for approval by any other party to this Agreement), become a party to this Agreement by executing and delivering a counterpart signature page hereto, whereupon such person or entity shall be deemed an "Investor" and "Series F Investor" for all purposes of this Agreement.

2. WAIVER. Acting in accordance with Section 11 of the Agreement, the undersigned hereby waive the Investors' rights of first refusal and of prior notice under Section 2.3 of the Agreement with respect to the issuance by the Corporation of the Series F Preferred Stock to Boston Scientific and the shares of Common Stock issuable upon conversion of such shares of Series F Preferred Stock.

3. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

4. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

5. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

6. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         [The remainder of this page has intentionally been left blank.]

     IN WITNESS WHEREOF, The Corporation and each of the parties set forth on the foregoing signature pages have caused this Amendment No. 1 and Waiver to Fourth Amended and Restated Stockholders' Agreement to be executed as of the date first above written.


                              NITROMED, INC.


                              By:   /s/ Michael D. Loberg
                                 ----------------------------------------------
                                  Name: Michael D. Loberg
                                  Title: CEO


                              HEALTHCARE VENTURES III, L.P.

                              By:   HealthCare Partners III, L.P.,
                                    as General Partner

                              By:   /s/ Jeffrey Steinberg
                                 ----------------------------------------------
                                    Title: General Partner


                              HEALTHCARE VENTURES IV, L. P.

                              By:   HealthCare Partners IV, L. P.,
                                    as General Partner


                              By:   /s/ Jeffrey Steinberg
                                 ----------------------------------------------
                                    Title: General Partner


                              HEALTHCARE VENTURES V, L. P.

                              By:   HealthCare Partners V, L. P.,
                                    as General Partner

                              By:   /s/ Jeffrey Steinberg
                                 ----------------------------------------------
                                   Title:  General Partner

                [Signature Page to Amendment No. 1 and waiver to
              Fourth Amended and Restated Stockholder's Agreement]


                              HEALTHCARE VENTURES VI, L.P.

                              By:   HealthCare Partners VI, L.P.,
                                    as General Partner

                              By:   /s/ Jeffrey Steinberg
                                 -----------------------------------------------
                                   Title: General Partner


                              RHO MANAGEMENT TRUST II

                              By:   Rho Management Company, Inc.,
                                    as Investment Adviser

                              By:
                                 -----------------------------------------------
                                    Title:


                              RHO VENTURES IV, L.P.

                              By:   Rho Management Ventures IV, L.L.C.,
                                    as General Partner

                              By:
                                 -----------------------------------------------
                                    Title:


                              RHO VENTURES IV GmbH & CO.
                              BETEILIGUNGS KG

                              By:   Rho Capital Partners Verwaltungs GmbH,
                                    as General Partner

                              By:
                                 -----------------------------------------------
                                    Title:

                [Signature Page to Amendment No. 1 and waiver to
              Fourth Amended and Restated Stockholder's Agreement]

                              RHO VENTURES IV (QP), L.P.

                              By:   Rho Management Ventures IV, L.L.C.,
                                    as General Partner

                              By:   /s/ Mark Leschly
                                 -----------------------------------------------
                                    Title: Managing Member


                              ATLAS VENTURE FUND II, L.P.

                              By:   Atlas Venture Associates II,
                                    L.P., as General Partner


                              By:   /s/ illegible
                                 -----------------------------------------------
                                    Title: General Partner


                              M & G EQUITIES, INC.


                              By:
                                 -----------------------------------------------
                                    Title: President


                              HUDSON TRUST


                              By:   /s/ Scott M. Ciccone
                                 -----------------------------------------------
                                    Title: Trustee

                              THE GOLDMAN SACHS GROUP, INC.


                              By:   /s/ Eric M. Mindich
                                 -----------------------------------------------
                                    Name: Eric M. Mindich
                                    Title: Vice President, The Goldman Sachs
                                            Group Inc.

                [Signature Page to Amendment No. 1 and waiver to
              Fourth Amended and Restated Stockholder's Agreement]

                              *THE BRIGHAM AND WOMEN'S HOSPITAL, INC.


                              By:   /s/ Brian N. Hicks
                                 -----------------------------------------------
                                    Name: Brian N. Hicks
                                    Title: Corporate Sponsored Research and
                                           Licensing


                              B.U.N.P.


                              By:   /s/ illegible
                                 -----------------------------------------------
                                       Name:
                                       Title: Partner- B.U.N.P.


                              JOHNSON AND JOHNSON DEVELOPMENT
                              CORPORATION

                              By:   /s/ Roger J. Guidi
                                 -----------------------------------------------
                                       Name: Roger J. Guidi
                                       Title: Vice President


                              CURRAN PARTNERS L.P.


                              By:   /s/ John P. Curran
                                 -----------------------------------------------
                                       Name: John P. Curran
                                       Title: General Partner


                              DELAWARE CHARTER AND TRUST
                              JOHN P. CURRAN IRA


                              By:   /s/ John P. Curran
                                 -----------------------------------------------
                                       Name: John P. Curran
                                       Title: Self Directed IRA

----------
* Except with respect to Sections 2.2, 2.4 through 2.14, 3.1 through 3.4, 3.6 and 5.1 through 5.5 of the Agreement, under which BWH has no rights, liabilities or responsibilities.

                [Signature Page to Amendment No. 1 and waiver to
              Fourth Amended and Restated Stockholder's Agreement]

                              SENTRON MEDICAL, INC.


                              By:   /s/ Vincent M. Paglino
                                 -----------------------------------------------
                                       Name: Vincent M. Paglino
                                       Title: Vice President


                              LOMBARD ODIER & CIE


                              By:   /s/ Tania Plage       /s/Fernando Perez Diaz
                                 -----------------------------------------------
                                    Name:  Tania Plage      Fernando Perez Diaz
                                    Title: Assistant Vice    Assistant Manager
                                            President

                              BANK JULUIS BAER & CO. LTD.


                              By:   /s/ Tobias Kaeser     /s/ Robert Kessler
                                 -----------------------------------------------
                                    Name:  Tobias Kaeser      Robert Kessler
                                    Title: VP                 Vice President

                              AETNA LIFE INSURANCE COMPANY


                              By:   /s/ David M. Clarke
                                 -----------------------------------------------
                                       Name: David M. Clarke
                                       Title: Investment Manager

                              MYTHEN TREUHAND & VERWALTUNGS AG

                              By:   /s/ Alex Fancelli
                                 -----------------------------------------------
                                       Title: Alex Fancelli/CEO


                              BANK SARASIN & CO.


                              By:
                                 -----------------------------------------------
                                       Name:
                                       Title:

                [Signature Page to Amendment No. 1 and waiver to
              Fourth Amended and Restated Stockholder's Agreement]

                              GZB BANK (SCHWEIZ) AG


                              By:
                                 -----------------------------------------------
                                       Name:
                                       Title:


                              --------------------------------------------------
                              Heinrich Hasler


                              CC/M NITROMED HOLDINGS, L.P.


                              By:
                                 ----------------------------------------------
                              Name:
                              Title:


                              CC NITROMED HOLDINGS, L.P.


                              By:
                                 -----------------------------------------------
                              Name:
                              Title:


                              CC/Q PARTNERS, L.P.


                              By:
                                 -----------------------------------------------
                              Name:
                              Title:


                              DC 1998 NFA TRUST


                              By:   /s/ Lee Casty
                                 -----------------------------------------------
                                       Name:  Lee Casty
                                       Title: Trustee

                [Signature Page to Amendment No. 1 and waiver to
              Fourth Amended and Restated Stockholder's Agreement]


                              /s/ James M. Casty
                              --------------------------------------------------
                              James M. Casty


                              /s/ Lawrence Abrams
                              --------------------------------------------------
                              Lawrence Abrams


                              --------------------------------------------------
                              Robert Granovsky


                              /s/ Manuel Worcel
                              --------------------------------------------------
                              **Manuel Worcel


                              /s/ Michael D. Loberg
                              --------------------------------------------------
                              **Michael D. Loberg


                              /s/ Joseph M. Grimm
                              --------------------------------------------------
                              **Joseph M. Grimm


                              /s/ L. Gordon Letts
                              --------------------------------------------------
                              **L. Gordon Letts

----------
**   Except with respect to Sections 2, 3.1 through 3.4, 3.6 and 5 hereof, under which the signatory has no rights, liabilities or responsibilities.

                                                                       EXHIBIT A

                                   SCHEDULE 1

HealthCare Ventures III, L.P.
HealthCare Ventures IV, L.P.
HealthCare Ventures V, L.P.
HealthCare Ventures VI, L.P.
44 Nassau Street, Second Floor
Princeton, NJ 08543
Attn: Jeffrey Steinberg

Atlas Venture Fund II, L.P.
222 Berkeley Street
Boston, MA 02116
Attn: Jean-Francois Formela

Rho Management Trust II
Rho Ventures IV, L.P.
Rho Ventures IV GmbH & Co. Beteiligungs KG
Rho Ventures IV (QP), L.P.
c/o Rho Management Co., Inc.
152 W. 57th Street, 23rd Floor
New York, NY 10019
Attn: Chief Financial Officer

Hudson Trust
47 Hulfish Street
Princeton, NJ 08542
Attn: Thomas O'Dougherty

Lawrence Abrams
24 Central Park South
New York, NY 10019

M&G Equities, Inc.
c/o American Stock Transfer & Trust Co.
40 Wall Street
New York, NY 10005
Attn: Michael Karfunkel

The Brigham and
Women's Hospital, Inc.
75 Francis Street
Boston, MA 02115
Attn: Vandana D. Yajnick, Ph.D.

Johnson & Johnson Development Corporation
One Johnson & Johnson Plaza
New Brunswick, NJ 08933
Attn: Roger Guidi

Aetna Life Insurance Company
151 Farmington Avenue, RC21
Hartford, CT 06156-9000
Attn: David M. Clarke
       IG6U Private Equity Group

The Goldman Sachs Group, Inc.
85 Broad Street, 12th Floor
New York, NY 10004

B.U.N.P
c/o Boston University
Community Technology Fund
108 Bay State Road
Boston, MA 02215
Attn: Matthew Burns or Matthew Crowley

Curran Partners L.P.
237 Park Avenue
New York, NY 10017
Attn: John P. Curran

Delaware Charter and Trust
John P. Curran IRA
c/o Curran Capital Management
237 Park Avenue
New York, NY 10017
Attn: John P. Curran

Sentron Medical, Inc.
4445 Lake Forest Drive, Suite 600
Cincinnati, OH 45242
Attn: Dennis B. Costello
       Group Director, Venture Projects

Lombard Odier & Cie
Toedistr.36
8002 Zurich
Switzerland
Attn: Alexandre Meyer

Bank Julius Baer & Co. Ltd.
Bahnhofstr. 36
8001 Zurich
Switzerland
Attn: Claudio Studer

Mythen Treuhand & Verwaltungs AG
Splugenstrasse 9
8002 Zurich
Switzerland
Attn: Alex Fancelli

Robert Granovsky
c/o The Goldman Sachs Group
One New York Plaza
50th Floor
New York, NY 10004

Bank Sarasin & Co.
Elisabethenstrasse 62
CH-4002 Basel
Switzerland

GZB Bank (Schweiz) AG
Talacker 42
Zurich, Ch-8022
Switzerland

Heinrich Hasler
Nidelbadstr 90
Zurich, 8038
Switzerland

CC/M NitroMed Holdings, L.P.
CC NitroMed Holdings, L.P.
CC/Q Partners, L.P.
c/o Care Capital LLC
Princeton Overlook One
100 Overlook Center & Route 1
Princeton, NJ 08540

DC 1998 NFA Trust
c/o IFX Corporation
Venture American Securities
707 Skokie Boulevard, Suite 580
Northbrook, IL 60062

James M. Casty
6185 Northwest Way
Boca Raton, FL 33496

Boston Scientific Corporation
One Boston Scientific Place
Natick, MA 01760-1537

                                 AMENDMENT NO. 2
                                       TO
               FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

     This Amendment No. 2 dated May 12, 2003 (the "Amendment") to the Fourth Amended and Restated Stockholders' Agreement dated May 22, 2001, as amended on November 20, 2001 (the "Agreement"), by and among NitroMed, Inc., a Delaware corporation (the "Corporation"), the stockholders of the Corporation listed on
SCHEDULE 1 thereto (the "Investors"), the individuals listed on SCHEDULE 2 thereto and The Brigham and Women's Hospital, Inc., is entered into by the Corporation and the undersigned Investors representing at least 65% in voting power of the outstanding Series Preferred Shares. Except as set forth below, the Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

     WHEREAS, the Corporation and the undersigned Investors desire to amend the Agreement such that each Investor holding Series Preferred Shares shall not be obligated to vote to elect to the Board a director designated by Johnson & Johnson Development Corporation; and

     WHEREAS, the Corporation and the undersigned Investors desire to further amend the Agreement such that each Investor holding Series Preferred Shares shall be obligated to vote to elect to the Board an additional director designated by the Corporation and approved by at least a majority of the directors on the Board of Directors of the Corporation, including the director designated by HCV III, HCV IV and HCV V and the director designated by Rho Ventures IV (QP), L.P.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO THE AGREEMENT. Acting in accordance with Section 11 of the Agreement, the Agreement is hereby amended as follows:

     (a) Section 1 is hereby amended to restate paragraph (ii) of the definition of "EXCLUDED SECURITIES" to read in its entirety as follows:

                    "(ii)   Common Stock issued or issuable to officers,
          directors or employees of or consultants or independent contractors to the Corporation, pursuant to any written agreement, plan or arrangement, including pursuant to any options granted under the 1993 Equity Incentive Plan of the Corporation (the "1993 Equity Incentive Plan") or the 2003 Stock Incentive Plan of the Corporation (the "2003 Stock Incentive Plan"), to purchase, or rights to subscribe for, such Common Stock that has been approved in form and in substance by the holders of a majority of the combined voting power of the Series Preferred Shares then outstanding, calculated in accordance with Section A.6(a) of Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such holders), and which, as a condition precedent to the issuance of such shares, provides for the vesting of such shares and subjects such shares to restrictions on transfers and rights of first offer in favor of the Corporation that have been approved by the holders of a majority of the combined voting power of the Series Preferred Shares then outstanding, calculated in accordance with Section A.6(a) of
          Article III of the Certificate (including, in such calculation, any outstanding Restricted Shares held by such holders), (collectively, the "Required Terms"), unless any of such Required Terms are waived by holders at least a majority of the voting power of the Series Preferred Shares then outstanding (determined as set forth in Section A.6(a) of the Certificate); PROVIDED, HOWEVER, that the maximum number of shares of Common Stock hereafter issuable pursuant to the 1993 Equity Incentive Plan, the 2003 Stock Incentive Plan and all such agreements, plans and arrangements shall not exceed 3,088,200 shares (subject to adjustment as required to comply with any anti-dilution rights set forth in any such agreement, plan or arrangement);"

     (b)  Section 5.1(b)(v) shall be deleted in its entirety.

     (c) Section 5.1(c) shall be deleted in its entirety and a new Section 5.1(c) shall be inserted in lieu thereof which shall read as follows:

                    "(c)    to elect three (3) directors designated by the
          Corporation, one of which shall be the Chief Executive Officer, one of which shall initially be Zola Horovitz, and one of which shall be subject to approval by at least a majority of the directors on the Board of Directors of the Corporation, including the approval of the director designated by HCV III, HCV IV and HCV V and the director designated by Rho Ventures IV (QP), L.P."

2. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

3. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

4. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

5. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

           [The remainder of this page has intentionally been blank.]

     IN WITNESS WHEREOF, The Corporation and each of the parties set forth on the foregoing signature pages have caused this Amendment No. 2 to Fourth Amended and Restated Stockholders' Agreement to be executed as of the date first above written.

                              NITROMED, INC.


                              By:   /s/ Michael D. Loberg
                                 -----------------------------------------
                                   Name: Michael D. Loberg
                                   Title: CEO


                              HEALTHCARE VENTURES III, L.P.

                              By:  HealthCare Partners III, L.P.,
                                   as General Partner

                              By:  /s/ Jeffrey Steinberg
                                 -----------------------------------------
                                   Title: General Partner


                              HEALTHCARE VENTURES IV, L.P.

                              By:  HealthCare Partners IV, L.P.,
                                   as General Partner

                              By:  /s/ Jeffrey Steinberg
                                 -----------------------------------------
                                   Title: General Partner


                              HEALTHCARE VENTURES V, L.P.

                              By:  HealthCare Partners V, L.P.,
                                   as General Partner

                              By:  /s/ Jeffrey Steinberg
                                 -----------------------------------------
                                  Title:  General Partner

                      [Signature Page to Amendment No.2 to
              Fourth Amended and Restated Stockholder's Agreement]

                              HEALTHCARE VENTURES VI, L.P.

                              By:  HealthCare Partners VI, L.P.,
                                   as General Partner


                              By   /s/ Jeffrey Steinberg
                                 -----------------------------------------
                                  Title:  General Partner


                              RHO MANAGEMENT TRUST II

                              By:  Rho Capital Partners, Inc.,
                                   as Investment Adviser

                              By:  /s/ Mark Leschly
                                 -----------------------------------------
                                   Title: Managing Partner


                              RHO VENTURES IV, L.P.

                              By:  Rho Management Ventures IV, L.L.C.,
                                   as General Partner

                              By:  /s/ Mark Leschly
                                 -----------------------------------------
                                   Title: Managing Member


                              RHO VENTURES IV GmbH & CO.
                              BETEILIGUNGS KG

                              By:  Rho Capital Partners Verwaltungs GmbH,
                                   as General Partner

                              By:  /s/ Mark Leschly
                                 -----------------------------------------
                                   Title: Managing Director

                      [Signature Page to Amendment No.2 to
              Fourth Amended and Restated Stockholder's Agreement]


                              RHO VENTURES IV (QP), L.P.

                              By:  Rho Management Ventures IV, L.L.C.,
                                   as General Partner

                              By:  /s/ Mark Leschly
                                 -----------------------------------------
                                   Title: Managing Member


                              ATLAS VENTURE FUND II, L.P.

                              By:  Atlas Venture Associates II,
                                   L.P., as General Partner


                              By:  /s/ illegible
                                 -----------------------------------------
                                   Title: General Partner


                              M & G EQUITIES, INC.


                              By:
                                 -----------------------------------------
                                   Title: President


                              HUDSON TRUST

                              By:  /s/ Scott M. Ciccone
                                 -----------------------------------------
                                   Title: Trustee

                              THE GOLDMAN SACHS GROUP, INC.


                              By:
                                 -----------------------------------------
                                   Name:
                                   Title:

                      [Signature Page to Amendment No.2 to
              Fourth Amended and Restated Stockholder's Agreement]


                              *THE BRIGHAM AND WOMEN'S HOSPITAL, INC.

                              By:  /s/ Brian N. Hicks
                                 -----------------------------------------
                                   Name: Brian N. Hicks
                                   Title: Director, Corporate Sponsored
                                          Research and Licensing


                              B.U.N.P.


                              By:
                                 -----------------------------------------
                                   Name:
                                   Title:

                              JOHNSON AND JOHNSON DEVELOPMENT
                              CORPORATION

                              By:  /s/ Roger J. Guidi
                                 ------------------------------------
                                     Name: Roger J. Guidi
                                     Title: Vice President


                              CURRAN PARTNERS L.P.


                              By:
                                 -----------------------------------------
                                     Name:  John P. Curran
                                     Title: General Partner

                              DELAWARE CHARTER AND TRUST
                              JOHN P. CURRAN IRA

                              By:
                                 -----------------------------------------
                                     Name:  John P. Curran
                                     Title: Self Directed IRA

----------
* Except with respect to Section 5.1 of the Agreement, under which BWH has no rights, liabilities or responsibilities.

                      [Signature Page to Amendment No.2 to
              Fourth Amended and Restated Stockholder's Agreement]


                              SENTRON MEDICAL, INC.


                              By:  /s/ Clifford C. Mentrup
                                 -----------------------------------------
                                     Name: Clifford C. Mentrup
                                     Title: General Counsel


                              LOMBARD ODIER & CIE


                              By:  /s/ Alexandre Meyer           /s/ Tania Plage
                                 -----------------------------------------------
                                   Name:  Alexandre Meyer        Tania Plage
                                   Title: Senior Vice President Assistant Vice
                                                                President


                              BANK JULUIS BAER & CO. LTD.


                              By:
                                 -----------------------------------------
                                     Name:
                                     Title:


                              AETNA LIFE INSURANCE COMPANY


                              By:
                                 -----------------------------------------
                                     Name:
                                     Title:


                              MYTHEN TREUHAND & VERWALTUNGS AG


                              By:
                                 -----------------------------------------
                                     Title:


                              BANK SARASIN & CO.


                              By:
                                 -----------------------------------------
                                     Name:
                                     Title:

                      [Signature Page to Amendment No.2 to
              Fourth Amended and Restated Stockholder's Agreement]


                              GZB BANK (SCHWEIZ) AG


                              By:  /s/ Ursula Vollenweider
                                 -----------------------------------------
                                     Name:
                                     Title:


                              --------------------------------------------
                              Heinrich Hasler


                              CC/M NITROMED HOLDINGS, L.P.


                              By:  /s/ David R. Ramsay
                                 -----------------------------------------
                              Name:
                              Title:


                              CC NITROMED HOLDINGS, L.P.


                              By:  /s/ David R. Ramsay
                                 -----------------------------------------
                              Name:
                              Title:


                              CC/Q PARTNERS, L.P.


                              By:  /s/ David R. Ramsay
                                 -----------------------------------------
                              Name:
                              Title:


                              DC 1998 NFA TRUST


                              By:   /s/ Lee Casty
                                 -----------------------------------------
                                      Name: Lee Casty
                              Title:  Trustee


                              BOSTON SCIENTIFIC CORPORATION


                              By:
                                 -----------------------------------------
                                     Name:
                                     Title:

                      [Signature Page to Amendment No.2 to
              Fourth Amended and Restated Stockholder's Agreement]


                              /s/ James M. Casty
                              --------------------------------------------
                              James M. Casty


                              /s/ Lawrence Abrams
                              --------------------------------------------
                              Lawrence Abrams


                              /s/ Robert Granovsky
                              --------------------------------------------
                              Robert Granovsky


                              /s/ Manuel Sorcel
                              --------------------------------------------
                              **Manuel Worcel


                              /s/ Michael D. Loberg
                              --------------------------------------------
                              **Michael D. Loberg


                              /s/ Joseph M. Grimm
                              --------------------------------------------
                              **Joseph M. Grimm


                              --------------------------------------------
                              **L. Gordon Letts

----------
**    Except with respect to Section 5 hereof, under which the signatory has no rights, liabilities or responsibilities.

                                 AMENDMENT NO. 3
                                       TO
               FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

     This Amendment No. 3 dated July 31, 2003 (the "Amendment") to the Fourth Amended and Restated Stockholders' Agreement dated May 22, 2001, as amended on November 20, 2001 and May 12, 2003 (the "Agreement") by and among NitroMed, Inc., a Delaware corporation (the "Corporation"), the stockholders of the Corporation listed on SCHEDULE 1 thereto (the "Investors"), the individuals listed on SCHEDULE 2 thereto and The Brigham and Women's Hospital, Inc., is entered into by the Corporation and the undersigned Investors representing at least 65% in voting power of the outstanding Series Preferred Shares. Except as set forth below, the Agreement shall remain in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

     WHEREAS, the Corporation intends to issue and sell up to an additional 2,776,351 shares of Series E Convertible Preferred Stock, $.01 par value per share, of the Corporation ("Series E Preferred Stock") to certain purchasers, including certain Investors and new investors (the "New Investors") pursuant to the Series E Convertible Preferred Stock Purchase Agreement dated May 22, 2001 by and between the Corporation and the Investors named on Schedule 1 attached thereto, as amended on June 15, 2001 and August 1, 2003 (the "Purchase Agreement"); and

     WHEREAS, the Corporation and the undersigned Investors desire to amend the Agreement such that the New Investors shall be made a party thereto.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO THE AGREEMENT. Acting in accordance with Section 11 of the Agreement, the Agreement is hereby amended as follows:

     (a) SCHEDULE 1 of the Agreement is hereby amended and restated in its entirety, as set forth on EXHIBIT A attached hereto, pursuant to which the New Investors are added to Schedule 1 of the Agreement and each is thereby deemed an "Investor" as such term is defined in the Agreement, subject to all of the terms, conditions, benefits, rights, limitations and restrictions applicable to Investors set forth therein.

     (b) A new Section 20 shall be added to the Agreement which shall read as follows:

          SECTION 20. ADDITIONAL SERIES E INVESTORS. Any person or entity that, on or after the date hereof, purchases Series E Preferred Shares pursuant to the Series E Stock Purchase Agreement and becomes an "Investor" thereunder may, with the prior written approval of the Corporation (but without the need for approval by any other party to this Agreement), become a party to this Agreement by executing and delivering a counterpart signature page hereto, whereupon such person or entity shall be deemed an "Investor" and "Series E Investor" for all purposes of this Agreement.

2. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

4. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

5. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

6. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         [The remainder of this page has intentionally been left blank.]

     IN WITNESS WHEREOF, The Corporation and each of the parties set forth on the foregoing signature pages have caused this Amendment No. 3 to Fourth Amended and Restated Stockholders' Agreement to be executed as of the date first above written.

                                      NITROMED, INC.


                                      By:   /s/ Joseph Grimm
                                         ---------------------------------------
                                           Name: Joseph Grimm
                                           Title: CFO


                                      HEALTHCARE VENTURES III, L.P.

                                      By:   HealthCare Partners III, L.P.,
                                            as General Partner


                                      By:   /s/ Jeffrey Steinberg
                                         ---------------------------------------
                                             Title: General Partner


                                      HEALTHCARE VENTURES IV, L. P.

                                      By:   HealthCare Partners IV, L. P.,
                                            as General Partner


                                      By:   s/s Jeffrey Steinberg
                                         ---------------------------------------
                                            Title: General Partner


                                      HEALTHCARE VENTURES V, L. P.

                                      By:   HealthCare Partners V, L. P.,
                                            as General Partner


                                      By:   /s/ Jeffrey Steinberg
                                         ---------------------------------------
                                           Title: General Partner

                      [Signature Page to Amendment No. 3 to
              Fourth Amended and Restated Stockholder's Agreement]


                                    HEALTHCARE VENTURES VI, L.P.

                                    By:   HealthCare Partners VI, L.P.,
                                          as General Partner


                                    By:  /s/ Jeffrey Steinberg
                                       -----------------------------------------
                                         Title:  General Partner


                                    RHO MANAGEMENT TRUST II

                                    By:   Rho Management Company, Inc.,
                                          as Investment Adviser

                                    By:   /s/ Joshua Ruch
                                       ----------------------------------------
                                          Title: CEO


                                    RHO VENTURES IV, L.P.

                                    By:   Rho Management Ventures IV, L.L.C.,
                                          as General Partner

                                    By:   /s/ Joshua Ruch
                                       -----------------------------------------
                                          Title: Managing Member


                                    RHO VENTURES IV GmbH & CO.
                                    BETEILIGUNGS KG

                                    By:   Rho Capital Partners Verwaltungs GmbH,
                                          as General Partner

                                    By:   /s/ Joshua Ruch
                                        ----------------------------------------
                                          Title: Managing Director

                      [Signature Page to Amendment No. 3 to
              Fourth Amended and Restated Stockholder's Agreement]


                                      RHO VENTURES IV (QP), L.P.

                                      By:   Rho Management Ventures IV, L.L.C.,
                                            as General Partner

                                      By:  /s/ Joshua Ruch
                                          --------------------------------------
                                            Title: Managing Member


                                      ATLAS VENTURE FUND II, L.P.

                                      By:   Atlas Venture Associates II,
                                            L.P., as General Partner


                                      By:
                                          --------------------------------------
                                            Title: General Partner


                                      M & G EQUITIES, INC.


                                      By:
                                          --------------------------------------
                                            Title: President


                                      HUDSON TRUST


                                      By:
                                         ---------------------------------------
                                            Title:

                                      THE GOLDMAN SACHS GROUP, INC.


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                      [Signature Page to Amendment No. 3 to
              Fourth Amended and Restated Stockholder's Agreement]

                                      *THE BRIGHAM AND WOMEN'S HOSPITAL, INC.


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:


                                      B.U.N.P.


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:


                                      JOHNSON AND JOHNSON DEVELOPMENT
                                      CORPORATION


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:


                                      CURRAN PARTNERS L.P.


                                      By:
                                         ---------------------------------------
                                            Name:  John P. Curran
                                            Title: General Partner


                                      DELAWARE CHARTER AND TRUST
                                      JOHN P. CURRAN IRA


                                      By:
                                         ---------------------------------------
                                            Name:  John P. Curran
                                            Title: Self Directed IRA


----------
*     Except with respect to Sections 2.2, 2.4 through 2.14, 3.1 through 3.4,
3.6 and 5.1 through 5.5 of the Agreement, under which BWH has no rights, liabilities or responsibilities.

                      [Signature Page to Amendment No. 3 to
              Fourth Amended and Restated Stockholder's Agreement]


                                      SENTRON MEDICAL, INC.


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:


                                      LOMBARD ODIER & CIE


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      BANK JULUIS BAER & CO. LTD.


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      AETNA LIFE INSURANCE COMPANY


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      MYTHEN TREUHAND & VERWALTUNGS AG


                                      By:
                                         ---------------------------------------
                                            Title:


                                      BANK SARASIN & CO.


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                   [Signature Page to Amendment No. 3 to
              Fourth Amended and Restated Stockholder's Agreement]


                                      GZB BANK (SCHWEIZ) AG


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:


                                      ------------------------------------------
                                      Heinrich Hasler


                                      CC/M NITROMED HOLDINGS, L.P.


                                      By: /s/ David R. Ramsay
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      CC NITROMED HOLDINGS, L.P.


                                      By: /s/ David R. Ramsay
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      CC/Q PARTNERS, L.P.


                                      By: /s/ David R. Ramsay
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      DC 1998 NFA TRUST


                                      By:
                                         ---------------------------------------
                                            Name:  Lee Casty
                                            Title: Trustee

                   [Signature Page to Amendment No. 3 to
              Fourth Amended and Restated Stockholder's Agreement]


                                            ------------------------------------
                                            James M. Casty


                                            ------------------------------------
                                            Lawrence Abrams


                                            ------------------------------------
                                            Robert Granovsky


                                            ------------------------------------
                                            **Manuel Worcel


                                            /s/ Michael D. Loberg
                                            ------------------------------------
                                            **Michael D. Loberg


                                            /s/ Joseph M. Grimm
                                            ------------------------------------
                                            **Joseph M. Grimm


                                            ------------------------------------
                                            **L. Gordon Letts


----------
**     Except with respect to Sections 2, 3.1 through 3.4, 3.6 and 5 hereof, under which the signatory has no rights, liabilities or responsibilities.

                                                                       EXHIBIT A

                                   SCHEDULE 1

HealthCare Ventures III, L.P.
HealthCare Ventures IV, L.P.
HealthCare Ventures V, L.P.
HealthCare Ventures VI, L.P.
44 Nassau Street, Second Floor
Princeton, NJ 08543
Attn: Jeffrey Steinberg

Atlas Venture Fund II, L.P.
222 Berkeley Street
Boston, MA 02116
Attn: Jean-Francois Formela

Rho Management Trust II
Rho Ventures IV, L.P.
Rho Ventures IV GmbH & Co. Beteiligungs KG
Rho Ventures IV (QP), L.P.
c/o Rho Management Co., Inc.
152 W. 57th Street, 23rd Floor
New York, NY 10019
Attn: Chief Financial Officer

Hudson Trust
47 Hulfish Street
Princeton, NJ 08542
Attn: Thomas O'Dougherty

Lawrence Abrams
24 Central Park South
New York, NY 10019

M&G Equities, Inc.
c/o American Stock Transfer & Trust Co.
40 Wall Street
New York, NY 10005
Attn: Michael Karfunkel

The Brigham and
Women's Hospital, Inc.
75 Francis Street
Boston, MA 02115
Attn: Vandana D. Yajnick, Ph.D.

Johnson & Johnson Development Corporation
One Johnson & Johnson Plaza
New Brunswick, NJ 08933
Attn: Roger Guidi

Aetna Life Insurance Company
151 Farmington Avenue, RC21
Hartford, CT 06156-9000
Attn: David M. Clarke
       IG6U Private Equity Group

The Goldman Sachs Group, Inc.
85 Broad Street, 12th Floor
New York, NY 10004

B.U.N.P
c/o Boston University
Community Technology Fund
108 Bay State Road
Boston, MA 02215
Attn: Matthew Burns or Matthew Crowley

Curran Partners L.P.
237 Park Avenue
New York, NY 10017
Attn: John P. Curran

Delaware Charter and Trust
John P. Curran IRA
c/o Curran Capital Management
237 Park Avenue
New York, NY 10017
Attn: John P. Curran

Sentron Medical, Inc.
4445 Lake Forest Drive, Suite 600
Cincinnati, OH 45242
Attn: Dennis B. Costello
        Group Director, Venture Projects

Lombard Odier & Cie
Toedistr.36
8002 Zurich
Switzerland
Attn: Alexandre Meyer

Bank Julius Baer & Co. Ltd.
Bahnhofstr. 36
8001 Zurich
Switzerland
Attn: Claudio Studer

Mythen Treuhand & Verwaltungs AG
Splugenstrasse 9
8002 Zurich
Switzerland
Attn: Alex Fancelli

Robert Granovsky
c/o The Goldman Sachs Group
One New York Plaza
50th Floor
New York, NY 10004

Bank Sarasin & Co.
Elisabethenstrasse 62
CH-4002 Basel
Switzerland

GZB Bank (Schweiz) AG
Talacker 42
Zurich, Ch-8022
Switzerland

Heinrich Hasler
Nidelbadstr 90
Zurich, 8038
Switzerland

CC/M NitroMed Holdings, L.P.
CC NitroMed Holdings, L.P.
CC/Q Partners, L.P.
Care Capital Investments II, L.P.
c/o Care Capital LLC
Princeton Overlook One
100 Overlook Center & Route 1
Princeton, NJ 08540

DC 1998 NFA Trust
c/o IFX Corporation
Venture American Securities
707 Skokie Boulevard, Suite 580
Northbrook, IL 60062

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James M. Casty
6185 Northwest Way
Boca Raton, FL 33496

Boston Scientific Corporation
One Boston Scientific Place
Natick, MA 01760-1537

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